UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22818

Westchester Capital Funds
  (Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York  10595
 (Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

December 31, 2016

Annual Report

THE MERGER FUND

WCM ALTERNATIVES:
EVENT-DRIVEN FUND

	Total Firm AUM:	$3.8 billion
STANDARDIZED	Strategy Assets:
PERFORMANCE SUMMARY	Merger Arbitrage[1]	$3.1 billion
As of December 31, 2016	Multi-Event[2]	$711.9 million

	Average Annual Total Return (%)
Merger Arbitrage	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund
(Investor)	1.09	2.61	2.61	2.07	2.44	6.18
The Merger Fund
(Institutional)	1.15	2.94	2.94	n/a	n/a	1.82

	Annual Operating Expense Ratio (%)[3]
	Gross	Net	Net Expenses Before
Merger Arbitrage	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[3]	Expenses[4]	Inception[5]	AUM
The Merger Fund
(Investor)	1.90%	1.77%	1.34%	01/31/1989	$1.5 b
The Merger Fund
(Institutional)	1.57%	1.44%	1.01%	08/01/2013	$1.4 b

	Average Annual Total Return (%)
Insurance
Dedicated Funds	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund VL	0.81	2.44	2.44	1.85	3.27	4.69

Annual Operating Expense Ratio (%)[3]
Insurance	Gross	Net	Net Expenses Before
Dedicated Funds	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[6]	Expenses[4]	Inception[7]	AUM
The Merger Fund VL	2.60%	1.82%	1.40%	05/26/2004	$31.8 m

	Average Annual Total Return (%)
Multi-Event	QTD	YTD	1 YR	5 YR	10 YR	Life
Event-Driven Fund	1.38	2.96	2.96	n/a	n/a	1.55

Annual Operating Expense Ratio (%)[3]
	Gross	Net	Net Expenses Before
Multi-Event	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[8]	Expenses[4]	Inception	AUM
Event-Driven Fund	2.27%	2.13%	1.74%	01/02/2014	$112.9 m

QTD and YTD performance is not annualized. Performance data quoted represent past performance; past performance does not guarantee future results. The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Funds’ prior investment advisor. Messrs. Behren and Shannon, the Funds’ current portfolio managers, have served as co-portfolio managers of the Funds since 2007. Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com.

1Includes USD 54 million in private funds advised by Westchester Capital Management, LLC’s affiliated investment advisor and USD 115 million in a sub-advised fund. 2Includes USD 599 million in sub- advised funds. 3Net expense ratios are as of a fund’s most recent prospectus and were applicable to investors. Prospectus dates vary among funds. For The Merger Fund®, expense ratios are as of the May 2, 2016 prospectus. The Advisor has contractually agreed to waive a portion of its management fee until April 30, 2017 if its assets exceed certain thresholds, beginning at $1.5 billion. For The Merger Fund VL, expense ratios are as of the April 22, 2016 prospectus. For the Event-Driven Fund, expense ratios are as of the May 2, 2016 prospectus. 4Investment related expenses for The Merger Fund, The Merger Fund VL and the WCM Alternatives: Event-Driven Fund include acquired fund fees and expenses of 0.03%, 0.03% and 0.04%, short interest and dividend expenses of 0.40%, 0.39% and 0.35% respectively. 5The inception date of the Merger Fund® Investor share class is January 31, 1989.  6The Merger Fund VL: The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.40%.  The expense limitation is expected to apply until April 30, 2017, except that it may be terminated by the Board of Trustees at any time.  7The inception date of The Merger Fund VL is May 26, 2004. 8Event-Driven Fund: The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses of the institutional class of shares to an amount not to exceed 1.74%.  The expense limitation is expected to apply until April 30, 2017, except that it may be terminated by the Board of Trustees at any time.

MARKET INDICES	QTD	YTD	1 YR	3 YR	5 YR	10 YR
BofA Merrill Lynch
3-Month U.S.
Treasury Bill Index	0.09%	0.33%	0.33%	0.14%	0.12%	0.80%
Barclays Aggregate
Bond Index	-2.98%	2.65%	2.65%	3.03%	2.23%	4.34%
S&P 500 Index	3.82%	11.96%	11.96%	8.87%	14.66%	6.95%
The Wilshire
Liquid Alternative
ED Index	0.68%	3.46%	3.46%	-0.57%	1.18%	2.36%
The US OE
MultiAlternative
Category	-0.11%	0.77%	0.77%	-0.14%	1.25%	0.45%
The US OE Market
Neutral Index	1.60%	1.82%	1.82%	0.76%	1.09%	0.27%

Fellow Shareholders,

We live in an increasingly unpredictable world.  Black swans, or outlier occurrences, shock us at a mounting rate, often with counterintuitive impacts to boot. The rule of thumb that “the market hates uncertainty” seemed suspended, as markets rose in the face of longshot events which clearly should have created uncertainty.  Developments such as Brexit, the election of President Trump, Russian cyber-espionage, North Korean ICBM launches, world-wide terrorism and the Cubs winning the World Series obviously create uncertainty, yet equity markets continue to hit new highs. Nobody could have forecast all of these events, let alone predicted that markets would be UP on Brexit and spike ten percent on the Trump election (not to mention that heavily-shorted Tesla stock would be up 50% during the past three months- just saying). The point is, with the effects being as equally unpredictable as the events themselves, prudent investment managers are scratching their heads seeking stable, predictable and uncorrelated investments. Volatility abounded this year, as the S&P 500 Index dug itself a -10% hole before rallying to gain 9.5% on a sharp post-election bounce.

It is unclear where we go from here, but with equity markets at all-time highs (and earnings multiples extended) and interest rates expected to lift in the near future, it is safe to say that the path of least resistance for both bonds and stocks is not much higher in the near term.  The good news from our corner of the investing world is that transaction outcomes are as predictable as ever, and our historic lack of correlation has continued. As we have often discussed, unlike bond investors, we view a rising interest rate environment as attractive, and helpful for arbitrage spreads. Additionally, early indications are that we are entering a uniquely pro-business and free market environment that is conducive to transaction activity.

Although the fourth quarter was challenging and volatile, our Funds gained 1.15%, 0.81% and 1.38% respectively for The Merger Fund®, The Merger Fund VL and the WCM Alternatives: Event Driven Fund, bringing our 2016 full year performance to 2.94%, 2.44% and 2.96% respectively, with the usual fraction of equity market volatility.  These returns were in-line with our excess return targets over similarly volatile risk-free investments.1  Although the strong quarter coincided with equity market strength, our performance was actually due to multiple deal completions, successful deal selection and a snap-back in some overextended arbitrage spreads. This was accomplished against a backdrop of an unprecedented number of broken deals, which reinforces the importance of a proven, repeatable investment process should storm clouds gather quickly.
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[1]
As of 12/31/2016 the three-year trailing standard deviation for The Merger Fund® was 2.96% and for The Merger Fund VL was 2.87% versus 10.74% for the S&P 500 Index. The Standard Deviation for The WCM Event Driven Fund since it’s 1/02/2014 inception was 4.05%.

Despite the lack of economic clarity, 2016 continued the three year bull market for merger and acquisition activity. Deal flow remained strong yet deal selection was paramount– traditionally a strength of ours. Some interesting stats, for merger transactions with an equity value of >$400mm:2

•	Announced deal value in 2016 was $867 billion (vs. 2015’s record level of $1.326 trillion), the fifth highest annual level since 1998.

•	Average deal size in 2016 was $5.7 billion, less than the record $8.8 billion in 2015 but greater than the $4.3 billion historical average.

•	Average annualized deal spreads narrowed during the year from 6.1% in 1Q16 to 4.6% in 4Q16.

Interest rates began to rise in the fourth quarter, although the Fed did not officially raise the federal funds rate until December. As noted above, our December commentary, “Which Boats will Rise with the Interest Rate Tide?”3  observes that rising rate environments have traditionally been positive for merger arbitrage (“M&A”) strategies. In fact, our Funds significantly outperformed the Barclays Aggregate Bond Index which fell almost 3 percent in the last quarter of the year.  Additionally, we have outperformed the Barclays Index over the last five quarters.4

Forecast for 2017

We expect clear weather for deal activity in 2017 driven by less uncertainty and more confidence than 2016. Executives remain under pressure to drive growth externally if organic growth is lacking. As companies adapt to globalization and technological innovation, many look for a merger, acquisition or other corporate reorganization to stay competitive.  Additionally, companies have begun to lock in historically low deal-funding costs before interest rates rise.

Since our December commentary on rates, President Trump has vowed to follow through on his free market campaign pledges. He has pledged to reduce regulatory burdens on business, invest in infrastructure and reform the corporate tax code. Of note, he has also discussed a potential “tax holiday” to encourage repatriation of overseas cash, a move which industry leaders believe would fuel M&A activity.  We agree with forecasters such as David Folkerts-Landau, chief economist at Deutsche Bank who believes “[the Trump administration’s] policy mix has the potential of reigniting
__________

[2]	Source: UBS US M&A Review: 4Q16
[3]	Available upon request by email or hard copy
[4]	Since 9/30/2015 – 12/31/2016 The Merger Fund® returned 3.11% versus 1.65% for the Barclays Aggregate Bond Index.

productivity growth and raising the US growth potential.”5  We also expect this growth will be accompanied by a normalized (read: higher) interest rate environment, with the Federal Reserve continuing its incremental rate hike policy. As a result, we would expect deal activity to ramp and arbitrage spreads to widen in 2017.

STRATEGY UPDATES

Merger Activity

Dealmakers appeared to be cautious during the first three quarters of the year. However, October was the most active month on record for announced deals in the U.S., according to Dealogic, and the fifth busiest month ever for global activity.  As a result, full year M&A activity was strong, albeit not at the levels of the past two years.

There were multiple large-scale transactions in 2016, from AT&T’s $85 billion blockbuster bid for Time Warner to German drug maker Bayer’s $56 billion offer for Monsanto, the U.S. genetically modified crop giant. However, deal terminations were plentiful as well. In fact, for definitive strategic deals, the termination rate in 2016 was 5.4% (vs. 3.3% historically), a level that has not been seen since 2008. The chart on the following page, which includes deals not subject to a definitive merger agreement, is interesting:

__________

[5]	CNBC, January 9, 2017

The broken deals in this chart represent almost one quarter of the $3.55 trillion in transactions announced over the past calendar year.

Deal failures were caused, among other factors, by valuation disagreements, competing bids, and issues revealed during due diligence. Notable terminations in our universe included Allergan-Pfizer, KLA-Tencor-Lam Research, Meredith-Media General, Office Depot-Staples, Hawaiian Electric-NextEra Energy, and Baker Hughes-Halliburton. Given our focus on risk-adjusted returns, we were able to avoid most of these landmines, but caught some shrapnel in the Allergan-Pfizer (discussed in our Q1 letter) and the KLA-Tencor-Lam Research (discussed in our Q3 letter) transactions.

Portfolio Performance Summary

As mentioned above, The Merger Fund® returned 1.15% and its insurance dedicated counterpart, The Merger Fund VL posted a gain of 0.81%, bringing their year-to-date gains to 2.94% and 2.44% respectively.  We held 80 investments throughout the quarter and had one terminated transaction. Reflecting a 3:1 ratio of winners to losers, 59 positions posted gains versus 21 with negative marks-to-market. We invested in 20 new situations during the quarter, and as of the end of December we held 66 positions and ended the quarter approximately 94% invested.

The three top winners for the quarter were Ingram Micro, Inc., Yahoo! Inc. and St. Jude Medical, Inc., contributing approximately 20 to 40 basis points each in performance.  China-based HNA Group’s $6 billion acquisition of electronics distributor Ingram Micro closed in early December.  We have attached a two-page summary of this transaction as an illustrative case study of a complicated acquisition.

Additional contributors:

•
While it’s unclear whether Verizon will follow through on a $4.8 billion deal to buy Yahoo’s core internet business, President Donald Trump’s plans to revamp the corporate tax code could benefit Yahoo significantly regardless of the Verizon transaction.

•	Abbott Laboratories received U.S. antitrust approval to complete its proposed acquisition of St. Jude Medical in early December. The deal closed on January 4, 2017.

Of the 21 situations that posted negative marks the three largest were:

•
Syngenta/ChemChina: This transaction resulted in negative marks-to-market due to a number of regulatory-related risk elements; however we are optimistic that it will eventually be cleared in the U.S., E.U. and China. Additionally, we remain alert to the protective posture of China’s foreign exchange authority, the State Administration of Foreign Exchange (“SAFE”), regarding Yuan outflows to pay for corporate transactions. SAFE approval is required for this deal.

•
Bass Pro Shops is acquiring Cabela’s Inc. for about $4.5 billion in cash, uniting two of the biggest sellers of outdoor-sports gear and rivals. As part of the deal, Capital One Financial Corp. is acquiring Cabela’s credit card business. On the last day of the calendar year the parties received a second request from U.S. antitrust regulators. Simultaneously and perhaps more disconcerting, Capital One revealed that the Office of the Comptroller of Currency (“OCC”) was reviewing its Anti-Money Laundering (“AML”) compliance and was unlikely to grant it approval to buy Cabela’s captive credit card bank prior to the October 2017 termination date. Despite the clear strategic rationale for the transaction, we have become cautious due to the OCC issue as well as weakening fundamentals in the firearm sales business, which may become more apparent as the deal is delayed by the financing business approval.

•	Macro Hedge – equities rallied, so we lost approximately 8 basis points on our market hedges.

Our Event Driven Fund had a similar performance profile to The Merger Fund® during this quarter due to an interim large allocation to merger arbitrage. Two of the top three winners and all of the top three detractors were in similar transactions.  The largest non-M&A contributor, and the second largest driver of performance, was a position in the secured debt of a late-stage reorganization candidate called Energy Future Holdings (“EFH”).  EFH, a Texas-based electric utility company, is the former TXU Energy, which itself was formerly known as Texas Utilities prior to its $45 billion leveraged buyout by Kohlberg Kravis Roberts, Texas Pacific Group, and Goldman Sachs. The company filed for Chapter 11 bankruptcy protection in mid-2014 and began the emergence from bankruptcy process in mid-2016, via an agreement where NextEra Energy will acquire 100 percent of the equity of EFH and certain of its subsidiaries.

When the price just doesn’t add up:  Appraisal Actions

After not participating for many years, we have commenced two appraisal actions in Delaware Chancery Court on behalf of our Funds.  The concept behind exercising appraisal rights is to allow shareholders judicial recourse when they believe they are receiving less than fair value for their shares pursuant to a merger transaction.  The majority of U.S. public companies are incorporated in Delaware, and these claims would be governed by the Delaware General Corporation Law. In circumstances where plaintiff shareholders can persuade the court that fair value was not paid for the target company’s shares, or where price paid was not determined on an arm’s length basis, dissenting shareholders can often be awarded significantly more by the Court than the consideration offered in the transaction. The plaintiffs need not prove any claimed wrongdoing, but merely that less than “fair value” was to be paid for the shares.

Based on our internal models and discounted cash flow methodology, we have concluded that Newell Brands Inc. significantly underpaid for Jarden Corp. and shareholders of Columbia Pipeline Group received less than fair value from TransCanada Corp.  There are many factors and methodologies that may affect the analysis, such as growth assumptions, cost of capital, and the history of the negotiation and sale process.

Here, briefly, are some of the allegations contained in our complaints, which form the basis for our claims:

Jarden

•	Jarden ran a single bidder process and did not run a market check to see whether other strategic or financial buyers would pay a higher price than Newell.

•
Martin Franklin, the Company’s Executive Chairman, was the lead negotiator for Jarden. He, along with the Company’s Vice Chairman and President and the Company’s CEO, received substantial golden parachute payments estimated at hundreds of millions dollars. This included the accelerated vesting of equity awards that may never have vested, an option to acquire the Company’s Aspen office, an option to purchase Jarden’s aircraft, and a post-closing consulting agreement.

•	When the Merger Agreement was signed, Jarden had not yet realized expected synergies from some of its prior acquisitions, which appear not to have been incorporated into the deal price.

•	Based on the above, we believe that the $59.21 per share value of cash and Newell stock offered significantly less than fair value consideration.

Columbia Pipeline

•	Columbia Pipeline Group was spun off from NiSource Inc. in a structure that incentivized management and insiders to sell the company and trigger lucrative change-of-control compensation awards.

•
We believe that within two days of being spun-off, Columbia was marketed to be sold. Reflecting the board’s sense of company value, they rejected a $32.50 to $35.50 per share takeover bid in August 2015, asserting that a more appropriate price would be in the upper $30s.

•
The energy market plummeted thereafter, and Columbia’s management subsequently began to negotiate solely with TransCanada, ultimately agreeing to sell the company at what we believe was a “fire sale” price close to the trough of the energy market decline (March 2016).

•	Pursuant to this agreed transaction, Columbia board members received approximately $72 million, with the CEO and CFO alone receiving over $63 million.

•	Significantly, energy prices spiked during the pendency of the transaction, causing the agreed deal value on the closing date to be significantly below fair value.

•	Based on the above, we believe that the Columbia Pipeline merger price of $25.50 significantly undervalued the company.

We intend to pursue these actions to an appropriate conclusion on behalf of our investors, which we think will deliver an attractive outcome.  We view these positions as we would any other investment, carefully balancing risk and liquidity versus the potential reward.  Both position sizes are moderate, and are part of our diversified portfolio of merger investments.

OUR COMPANY

WCM manages a total of five SEC-registered mutual funds. Our other vehicles span a spectrum from lower-return, lower-volatility expectations to higher volatility with potentially higher return expectations:

Account	Vehicle	Strategy	Inception
The Merger Fund®
Investor Share
Class (MERFX)	SEC ‘40-Act Fund	Merger Arbitrage	1989
Institutional Share
Class (MERIX)	SEC ‘40-Act Fund	Merger Arbitrage	2013
The Merger
Fund VL (MERVX)	Variable Insurance Trust	Merger Arbitrage	2004
Dunham Monthly
Distribution Fund	Sub-advised
(DNMDX)	SEC ‘40-Act Fund	Event-Driven	2008
WCM Alternatives:
Event-Driven
Fund (WCEIX)	SEC ‘40-Act Fund	Event-Driven	2014
JNL/Westchester
Capital Event	Sub-advised
Driven Fund	SEC ‘40-Act Fund	Event-Driven	2015
Westchester Merger
Arbitrage Strategy
of theJNL
Multi-Manager	Sub-advised
Alternative Fund	SEC ‘40-Act Fund	Merger Arbitrage	2016

As usual, quarterly statistical summaries for any of our vehicles are provided within two weeks of the end of the quarter- typically one month prior to the release of the quarterly letter. They are available electronically on our website, and we would be happy to provide a scheduled email as soon as the data becomes available. For convenience, investors can arrange for e-alerts of important Fund communications. Through our website at www.westchestercapitalfunds.com, you can check direct account balances, make purchases and sales, and sign up for notification of trade confirmations, statements and shareholder communications via e-mail.

CASE STUDY: INGRAM MICRO INC.

Merger arbitrage investing is often complex. As investors have asked to better understand our process and its application to individual deals, we thought it would be helpful to provide a case study on a successful deal.

The acquisition of Ingram Micro (“Ingram”) for US $6bln in cash ($38.90/share) by Tianjin Tianhai Investment Company Ltd. (“TTI”) which closed in December, contributed almost 40 basis points (gross, not annualized) to our funds’ performance for the year. The deal is particularly interesting because of the multiple facets that needed to be investigated, analyzed and forecasted by our team, counsel and consultants. It also showcases the importance of a thorough investment and risk management process.

The transaction was announced in February of 2016 and was completed 10 months later after many ups and downs.

The Courtship

Ingram is a distributor of IT hardware, software and logistics services to suppliers and reseller customers.  TTI, a majority-owned subsidiary of HNA group (a China-based Fortune Global 500 conglomerate), provides international transportation services, among other operations. HNA is not a State-Owned Entity but many of its executives are well-connected in the Chinese government.  The rationale for this strategic transaction was to expand HNA’s expertise, capabilities and geographic reach.

It was an immediate love fest— Ingram stated that it “will now be part of a larger organization that has complementary logistics capabilities and a strong presence in China that can further support the growth and profitability objectives of our vendor and customer partners.”  The CEO of HNA group chimed in with “After the transaction, Ingram Micro would become the largest member enterprise of HNA Group in terms of revenue, and facilitate the internationalization process of the group. With the help of Ingram Micro, HNA Group would have access to business opportunities in emerging markets…Furthermore, the addition of Ingram Micro would help…HNA Group transform from a logistics operator to a supply chain operator, and provide one-stop services while improving efficiencies.”

But Hold Off on the Nuptials

Sounds great, right?  On the surface, this was a great strategic fit for both companies. But a deeper dive revealed an apparent tough road to completion.  Here are some of the litany of conditions that were required for the transaction:

•	SEC proxy review

•	Antitrust approvals in U.S. (Hart-Scott Rodino), Canada, Brazil, India, China, Turkey, Mexico, South Africa, Italy, Austria, Poland, and Slovakia

•	Chinese SAFE; Committee on Foreign Investment in the U.S. (“CFIUS”)

•	Shanghai Stock Exchange Clearance; Tianjin Tianhai shareholder approval

•	Ingram shareholder approval

Uncertainty Creates Opportunity

The merger agreement was filed the day of the announcement, which disclosed the conditions, representations of the parties, termination provisions and other important details of the transaction, including a commitment by HNA to pay a USD $400mm termination fee if it were unable to close the deal.  This provision signaled a high level of commitment on the part of the Chinese acquirer.  However, this transaction traded at an extremely wide arbitrage spread, which reflected the level of risk stemming from the plethora of approvals, the 35% premium paid and the “X factor” of a Chinese buyer.

Our Analysis & Conclusions

We immediately went to work tracking the various approval processes, which is typical; however, overlaid on this assessment were Chinese currency and antitrust reviews as well as an assessment by CFIUS, which investigates any transaction or investment in a U.S. business or asset by a foreign person that may raise national security concerns or involve critical infrastructure.  Antitrust review appeared not to be a problem since the parties did not compete with each other.  The majority of our resources were spent on the most complicated and opaque approvals, which were the CFIUS and SAFE reviews.

We ultimately concluded that the transaction was attractive as an investment for the following reasons:

•	It had a high likelihood of being successfully completed because the merger agreement was tightly written in favor of the target company

•	The buyer had committed to a larger than typical termination fee

•	The regulatory conditions seemed surmountable, including the Chinese approvals

•	Most importantly, the stock appeared mispriced in the market, trading at a level that implied successful completion was more or less a coin toss

Regarding CFIUS, our take, in consultation with counsel, was that Ingram was merely a reseller of generic electronic equipment, with less than 3% of its sales reaching the U.S. government as end customers, and the transaction posed no threat to national security.  After initially claiming that CFIUS approval was not even needed, several months later TTI decided to make the filing.  The stock promptly dropped below $33 in July, creating an arbitrage spread of $5.90/share, which implied an approximately 40% likelihood of deal success.  We viewed this as mispriced and added to our positions.

As the CFIUS process played out behind closed doors, China’s currency came under extreme pressure and its government, through SAFE, began a policy of limiting the outflow of money to purchase external assets.  Through consultants, we became informed enough to forecast the likelihood of SAFE approval and concluded that currency market fears were overblown as well.  We concluded that the SAFE crackdown was more targeted at speculative flows and financially-driven transactions designed to spirit  yuan out of the country, rather than strategic deals by Chinese buyers.

We ultimately concluded that the stock was significantly mispriced because:

1.	We were comfortable that CFIUS approval was highly likely

2.
SAFE concerns were a red herring because the deal was highly strategic; the buyer was a known, favored corporate citizen in China, and the deal was being funded by U.S. dollars, not yuan, borrowed from banks outside of China

3.
The $400mm break fee showed that the buyer was willing to put significant skin in the game.  Additionally, Ingram’s business remained strong throughout the year, consistently increasing its standalone value (giving us less downside) in the event of deal termination

Consequently, our position size peaked in excess of 4% in late November, exposing the Funds to approximately 0.6% of value-at-risk.  The companies continued to knock out the required approvals as they awaited CFIUS, and by the time they received CFIUS approval on November 1st, all approvals except SAFE had been received.

The spread remained wide and we held onto the position, optimistic that the final approval was in sight.  The parties, after agreeing to extend the termination (also known as “walkaway date”) from mid-August to mid-November, agreed again to extend the date to mid-December. This was another positive data point for the good guys, so we stuck with the position.  The parties received SAFE approval on December 2nd, the deal closed on December 5th, capping one of our most interesting deals to date.  We would be happy to discuss this deal and our investment process in greater detail with any investor who may be interested.

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in The Merger Fund® and/or WCM Alternatives: Event-Driven Fund, carefully consider the investment objectives, risks, charges and expenses.  For a prospectus or summary prospectus containing this and other information, please call (800) 343-8959.  Please read the prospectus carefully before investing.  The Merger Fund VL is available through variable products offered by third-party insurance companies. For a prospectus containing information for any variable annuity or variable life product that invests in The Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  To obtain a prospectus for the Dunham Monthly Distribution Fund, please visit www.dunham.com. Please read it carefully before investing. Shares of JNL/Westchester Capital Event Driven Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the fund are not offered directly to the public. For a prospectus containing information for any variable annuity or variable life product that invests in the Fund, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  Please read it carefully before investing. Variable annuities are long-term, tax-deferred investments designed for retirement, involve investment risks and may lose value. Earnings are taxable as ordinary income when distributed and may be subject to a 10% federal tax penalty if withdrawn before age 59½. Optional benefit costs are added to the ongoing fees and expenses of the variable annuity.

Variable annuities (VA650, VA660) are issued by Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and in New York (VA650NY, VA660NY) by Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York). Variable annuities are distributed by Jackson National Life Distributors LLC, member FINRA. May not be available in all states and state variations may apply. These products have limitations and restrictions, including withdrawal charges, recapture charges and excess interest adjustments (interest rate adjustments in New York) where applicable. Jackson® issues other annuities with similar features, benefits, limitations and charges. Contact Jackson for more information. Jackson is the marketing name for Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund® as of December 31, 2016 were: Yahoo! Inc. (4.87%), Jarden Corporation (4.36%), St. Jude Medical, Inc. (3.96%), Harman International Industries, Inc. (3.54%), American Capital Ltd. (3.25%), Syngenta AG (3.24%), NXP Semiconductors NV (3.10%), Sky PLC (3.00%), Endurance Specialty Holdings Limited (2.85%), Linear Technology Corporation (2.83%).  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund VL as of December 31, 2016 were:  Yahoo! Inc. (4.17%), Harman International Industries, Inc. (3.47%), American Capital Ltd. (3.18%), Jarden Corporation (3.17%), Syngenta AG (3.05%), NXP Semiconductors NV (3.04%), St. Jude Medical, Inc. (3.03%), Sky PLC (2.96%), The Valspar Corporation (2.77%), Linear Technology Corporation (2.75%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Event-Driven Fund as of December 31, 2016 were: Yahoo! Inc. (4.50%), Hewlett Packard Enterprise Company (3.94%), American Capital Ltd. (3.78%), Harman International Industries, Inc. (3.70%), Sky PLC (3.56%), Syngenta AG (3.54%), Jarden Corporation (3.43%), Reynolds American Inc. (3.37%), St. Jude Medical, Inc. (3.37%), NXP Semiconductors NV (3.33%).

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Merger‐arbitrage and event‐driven investing involves the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Funds’ return on the investment will be negative. Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States. The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long‐only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark‐ups and other transaction costs. The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Funds’ may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion. If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. Derivatives may create leverage which will amplify the effect of the performance of those instruments on the Funds’ and may produce significant losses. The Funds’ hedging strategy will be subject to the Funds’ investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.

References to other mutual funds do not construe an offer of those securities. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds’ nor any of their representatives may give legal or tax advice.

The views expressed are as of February 14, 2017 and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  This document does not replace portfolio and fund-specific materials.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns.  While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.  As of December 31, 2016, The Merger Fund® was rated against the following numbers of U.S.-domiciled Market Neutral funds over the following time periods: 118 funds in the last three years, 70 funds in the last five years, and 27 funds in the last ten years. With respect to these Market Neutral funds, The Merger Fund®- Investor received a Morningstar Rating of 3 stars, 3 stars and 4 stars for the three-, five- and ten year periods, respectively; The Merger Fund® - Institutional received a Morningstar Rating of 3 stars, 4 stars and 4 stars for the three-, five- and ten-year periods, respectively.  5 and 10 year ratings are Extended Performance Ratings computed by

Morningstar based on the MERFX share class.  © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.

Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. An absolute return fund may not achieve its goals and may underperform during periods of strong positive market performance.

Definitions:  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The Barclays Aggregate Bond Index is an intermediate term index comprised of investment grade bonds;  The Morningstar Category:  US Fund Market Neutral is comprised of a universe of funds with similar investment objectives; The Morningstar Category: The US Fund MultiAlternative encompasses funds that  have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.  The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Indices are unavailable for direct investment.  The Wilshire Liquid Alternative Event Driven IndexSM measures the performance of the event driven strategy component of The Wilshire Liquid Alternative IndexSM. Event driven strategies predominantly invest in companies involved in corporate transactions such as mergers, restructuring, distressed, buy backs, or other capital structure changes. The Wilshire Liquid Alternative Event Driven Index (WLIQAED) is designed to provide a broad measure of the liquid alternative event driven market. Standard Deviation is the degree by which returns vary relative to the average return. The higher the standard deviation, the greater the variability of the investment; A basis point (often denoted as bps) is a unit equal to 1/100 of a percentage point and can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index.  A fund with low R-squared doesn’t act much like the index.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights of the annual report, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Expense ratios are as of a Fund’s most recent prospectus and may differ from the more recent expense ratios reported in the financial highlights of the most recent annual or semi-annual report.

The SEC does not endorse, indemnify, approve nor disapprove of any security.

The Merger Fund® and WCM Alternatives: Event-Driven Fund is distributed by Quasar Distributors, LLC.  The Merger VL is available through variable products offered by third-party insurance companies and is not affiliated with Quasar Distributors, LLC.  The Dunham Monthly Distribution Fund, which is sub-advised by Westchester Capital Management, LLC, is distributed by Dunham and Associates Investment Counsel, which have no affiliation with Quasar Distributors, LLC.

DEAL COMPOSITION
The Merger Fund (Unaudited)

Type of Buyer		Deal Terms*
Strategic	100.0%	Cash	41.1%
Financial	0.0%	Cash & Stock	29.7%
		Stock and Stub(1)	20.6%
By Deal Type		Stock with Fixed Exchange Ratio	5.6%
Friendly	97.2%	Undetermined(2)	2.7%
Hostile	2.8%	Stock with Flexible
		Exchange Ratio (Collar)	0.3%

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2016.
[1]	“Stub” includes assets other than cash and stock (e.g., escrow notes).
[2]
The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s investment adviser.

PORTFOLIO COMPOSITION*

The Merger Fund (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2016.  Data expressed excludes short-term investments, short investments, written options, forward currency exchange contracts and short total return swap contracts.  Please refer to the Schedule of Investments, Schedule of Options Written, Schedule of Forward Currency Exchange Contracts and Schedule of Swap Contracts for more details on the Fund’s individual holdings.

PORTFOLIO COMPOSITION*

The Merger Fund (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2016.  Data expressed excludes short-term investments, short investments, written options, forward currency exchange contracts and short total return swap contracts.  Please refer to the Schedule of Investments, Schedule of Options Written, Schedule of Forward Currency Exchange Contracts and Schedule of Swap Contracts for more details on the Fund’s individual holdings.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND, S&P 500 AND BofA MERRILL LYNCH
3-MONTH U.S. TREASURY BILL INDEX*

THE MERGER FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2016

	1 Yr.	3 Yr.	5 Yr.	10 Yr.
Investor Class	2.61%	1.06%	2.07%	2.44%
BofA Index	0.33%	0.14%	0.12%	0.80%
S&P 500	11.96%	8.87%	14.66%	6.95%

			Since Inception
	1 Yr.	3 Yr.	(8/1/2013)
Institutional Class	2.94%	1.34%	1.82%
BofA Index	0.33%	0.14%	0.13%
S&P 500	11.96%	8.87%	10.59%

This chart assumes an initial gross investment of $10,000 made on December 31, 2006. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Standard & Poor’s 500 Index (“S&P 500”) is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (“BofA Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

*
The Funds compare their performance in this annual report to the BofA Index. The Funds’ Advisor believes the BofA Index is a more appropriate index against which to compare the Funds’ performance than the Funds’ former index, the S&P 500, in light of the Funds’ investment strategies, including those that may be characterized as market neutral strategies.

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT
IN THE WCM ALTERNATIVES: EVENT-DRIVEN FUND, S&P 500
AND BofA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

WCM ALTERNATIVES: EVENT-DRIVEN FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2016

		Since Inception
	1 Yr.	(1/2/2014)
Institutional Class	2.96%**	1.55%
BofA Index	0.33%	0.14%
S&P 500	11.96%	9.21%

This chart assumes an initial gross investment of $1,000,000 made on January 2, 2014.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemptions of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.  The Standard & Poor’s 500 Index (“S&P 500”) is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (“BofA Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

*
The Fund compares its performance in this annual report to the BofA Index. The Fund’s Advisor believes the BofA Index is a more appropriate index against which to compare the Fund’s performance than the Fund’s former index, the S&P 500, in light of the Fund’s investment strategies, including those that may be characterized as market neutral strategies.

**
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Merger Fund and WCM Alternatives: Event-Driven Fund
EXPENSE EXAMPLE
December 31, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period 7/1/16 — 12/31/16.

Actual Expenses

The first line of the table for each share class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, or extraordinary expenses.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Merger Fund and WCM Alternatives: Event-Driven Fund
EXPENSE EXAMPLE (continued)
December 31, 2016 (Unaudited)

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/16 —
	7/1/16	12/31/16	Ratio	12/31/16*

The Merger Fund
Investor Class
Actual+(1)	$1,000.00	$1,016.80	2.04%	$10.34
Hypothetical+(2)	$1,000.00	$1,014.88	2.04%	$10.33

Institutional Class
Actual++(3)	$1,000.00	$1,018.70	1.72%	$8.73
Hypothetical++(2)	$1,000.00	$1,016.49	1.72%	$8.72

WCM Alternatives: Event-Driven Fund
Institutional Class
Actual+++(4)	$1,000.00	$1,025.40	2.49%	$12.68
Hypothetical+++(2)	$1,000.00	$1,012.62	2.49%	$12.60

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
+
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in The Merger Fund’s Investor Class would have been $7.15 and $7.15, respectively.

++
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in The Merger Fund’s Institutional Class would have been $5.53 and $5.53, respectively.

+++
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in WCM Alternatives: Event-Driven Fund’s Institutional Class would have been $8.86 and $8.82, respectively.

(1)	Ending account values and expenses paid during the period based on a 1.68% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a hypothetical 5.00% annual return before expenses.
(3)	Ending account values and expenses paid during the period based on a 1.87% return. This actual return is net of expenses.
(4)	Ending account values and expenses paid during the period based on a 2.54% return. This actual return is net of expenses.

The Merger Fund
SCHEDULE OF INVESTMENTS
December 31, 2016

Shares		Value

LONG INVESTMENTS — 111.60%

COMMON STOCKS — 81.54%

	AEROSPACE & DEFENSE — 1.26%
611,882	B/E Aerospace, Inc. (e)	$36,829,178

	ALTERNATIVE CARRIERS — 1.40%
725,321	Level 3 Communications, Inc. (a)	40,879,091

	APPLICATION SOFTWARE — 1.98%
1,563,644	Mentor Graphics Corporation (e)	57,682,827

	ASSET MANAGEMENT & CUSTODY BANKS — 0.85%
1,659,877	NorthStar Asset Management Group, Inc.	24,765,365

	AUTO PARTS & EQUIPMENT — 0.09%
43,260	Adient plc (a)(b)	2,535,036

	AUTOMOBILE MANUFACTURERS — 0.05%
38,800	General Motors Company	1,351,792

	BROADCASTING — 1.50%
458,200	CBS Corporation Class B	29,150,684
773,207	Media General, Inc. (a)(e)	14,559,488
		43,710,172

	BUILDING PRODUCTS — 0.61%
432,600	Johnson Controls International plc (b)	17,818,794

	CABLE & SATELLITE — 0.77%
655,765	Liberty Media Corporation-Liberty
	SiriusXM Class A (a)(e)	22,637,008

	CASINOS & GAMING — 0.18%
219,187	Isle of Capri Casinos, Inc. (a)(e)	5,411,727

	CONSUMER ELECTRONICS — 3.54%
928,857	Harman International Industries, Inc. (e)	103,251,744

	DIVERSIFIED CHEMICALS — 2.41%
1,231,231	The Dow Chemical Company	70,451,038

	DRUG RETAIL — 0.49%
1,722,324	Rite Aid Corporation (a)	14,191,950

	FERTILIZERS & AGRICULTURAL CHEMICALS — 4.00%
412,600	Monsanto Company (e)	43,409,646
927,336	Syngenta AG — ADR (e)	73,305,911
		116,715,557

	FINANCIAL EXCHANGES & DATA — 0.29%
252,437	Bats Global Markets, Inc. (e)	8,459,164

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value

	HEALTH CARE EQUIPMENT — 3.95%
1,439,097	St. Jude Medical, Inc. (e)	$115,401,188

	HEALTH CARE SERVICES — 0.04%
17,364	Envision Healthcare Corporation (a)	1,098,968

	HOTELS, RESORTS & CRUISE LINES — 2.22%
2,382,900	Hilton Worldwide Holdings, Inc.	64,814,880

	HOUSEWARES & SPECIALTIES — 4.36%
2,025,678	Jarden Corporation (a)(d)(g)(j)	127,184,421

	INTERNET SOFTWARE & SERVICES — 4.87%
3,672,930	Yahoo!, Inc. (a)(e)	142,032,203

	MOVIES & ENTERTAINMENT — 2.72%
823,075	Time Warner, Inc. (e)	79,451,430

	MULTI-LINE INSURANCE — 2.49%
1,111,200	American International Group, Inc.	72,572,472

	OIL & GAS & CONSUMABLE FUELS — 0.70%
568,786	Energy Transfer Partners LP	20,368,227

	OIL & GAS EQUIPMENT & SERVICES — 3.95%
907,100	Baker Hughes, Inc.	58,934,287
1,572,327	FMC Technologies, Inc. (a)(e)(f)	56,366,351
		115,300,638

	OIL & GAS REFINING & MARKETING — 0.19%
604,197	Showa Shell Sekiyu K.K. (b)	5,619,355

	OIL & GAS STORAGE & TRANSPORTATION — 3.14%
2,276,354	Columbia Pipeline Group, Inc. (a)(d)(g)(j)	58,539,425
1,924,990	Columbia Pipeline Partners LP (e)	33,013,579
		91,553,004

	PACKAGED FOODS & MEATS — 1.29%
593,773	Lamb Weston Holdings, Inc. (e)	22,474,308
271,825	The WhiteWave Foods Company (a)	15,113,470
		37,587,778

	PERSONAL PRODUCTS — 0.06%
93,059	Coty, Inc. Class A	1,703,910

	REGIONAL BANKS — 2.20%
1,185,900	CIT Group, Inc.	50,614,212
249,371	PrivateBancorp, Inc.	13,513,414
		64,127,626

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value

	REINSURANCE — 2.85%
898,624	Endurance Specialty Holdings Ltd. (b)(e)	$83,032,858

	REITs — 0.98%
1,267,886	NorthStar Realty Finance Corporation	19,208,473
424,863	Starwood Property Trust, Inc.	9,325,743
		28,534,216

	RESTAURANTS — 1.28%
418,300	Yum China Holdings, Inc. (a)	10,925,996
418,300	Yum! Brands, Inc.	26,490,939
		37,416,935

	SEMICONDUCTORS — 6.54%
803,480	Intersil Corporation Class A (e)	17,917,604
1,322,866	Linear Technology Corporation (e)	82,480,695
923,657	NXP Semiconductors NV (a)(b)(e)	90,527,622
		190,925,921

	SPECIAL PURPOSE ACQUISITION COMPANY — 0.14%
395,952	KLR Energy Acquisition Corporation Class A (a)	4,098,103

	SPECIALTY CHEMICALS — 7.24%
657,600	Ashland Global Holdings, Inc. (e)	71,869,104
1,843,059	Chemtura Corporation (a)(e)	61,189,559
753,632	The Valspar Corporation (e)	78,083,811
		211,142,474

	SPECIALTY STORES — 2.69%
1,339,896	Cabela’s, Inc. (a)(e)	78,450,911

	SYSTEMS SOFTWARE — 1.09%
578,680	Dell Technologies, Inc. Class V (a)	31,810,040

	TECHNOLOGY HARDWARE,
	STORAGE & PERIPHERALS — 2.53%
3,188,600	Hewlett Packard Enterprise Company (e)	73,784,204

	THRIFTS & MORTGAGE FINANCE — 2.01%
3,011,064	EverBank Financial Corporation (e)	58,565,195

	TOBACCO — 2.59%
1,350,779	Reynolds American, Inc. (e)	75,697,655
	TOTAL COMMON STOCKS (Cost $2,314,979,439)	2,378,965,055

CLOSED-END FUNDS — 3.26%
5,297,159	American Capital Ltd. (a)(e)	94,925,089
	TOTAL CLOSED-END FUNDS (Cost $87,626,887)	94,925,089

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value
CONTINGENT VALUE RIGHTS — 0.03%
1,713,496	Casa Ley, S.A. de C.V. (a)(g)	$599,723
77,699	Leap Wireless International, Inc. (a)(g)	244,752
1,713,496	Property Development Centers LLC (a)(g)	85,675
	TOTAL CONTINGENT VALUE RIGHTS (Cost $0)	930,150

Principal Amount
CORPORATE BONDS — 4.30% (f)
	Aeropuertos Dominicanos Siglo XXI, S.A.
$3,385,000	9.250%, 11/13/2019 (b)(i)	3,537,325
	Alere, Inc.
4,496,000	6.500%, 6/15/2020	4,451,040
	Change Healthcare Holdings, Inc.
16,141,000	11.000%, 12/31/2019	16,669,618
	Energy Future Intermediate Holding Company LLC
10,065,404	11.000%, 10/1/2021 (h)	13,487,641
30,940,446	11.750%, 3/1/2022 (h)(i)	42,233,709
	FairPoint Communications, Inc.
13,596,000	8.750%, 8/15/2019 (i)	14,207,820
	LIN Television Corporation
6,991,000	5.875%, 11/15/2022	7,148,298
	Northern Tier Energy LLC / Northern
	Tier Finance Corporation
4,453,000	7.125%, 11/15/2020	4,647,819
	Rite Aid Corporation
3,812,000	6.125%, 4/1/2023 (i)	4,112,195
	Team Health, Inc.
2,285,000	7.250%, 12/15/2023 (i)	2,604,900
	Western Refining, Inc.
11,876,000	6.250%, 4/1/2021	12,351,040
	TOTAL CORPORATE BONDS (Cost $114,196,527)	125,451,405

Contracts (100 shares per contract)
PURCHASED CALL OPTIONS — 0.00%
	Rockwell Collins, Inc.
321	Expiration: January 2017, Exercise Price: $100.00	18,297
	SPDR S&P 500 ETF Trust
1,576	Expiration: February 2017, Exercise Price: $237.00	29,944
		48,241

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Contracts (100 shares per contract)		Value

PURCHASED PUT OPTIONS — 0.12%
	American International Group, Inc.
2,247	Expiration: February 2017, Exercise Price: $57.50	$89,880
8,865	Expiration: February 2017, Exercise Price: $62.50	1,028,340
	Ashland Global Holdings, Inc.
2,722	Expiration: January 2017, Exercise Price: $95.00	47,635
3,921	Expiration: January 2017, Exercise Price: $100.00	88,222
	Baker Hughes, Inc.
4,553	Expiration: January 2017, Exercise Price: $60.00	163,908
4,518	Expiration: February 2017, Exercise Price: $57.50	259,785
	CBS Corporation Class B
2,731	Expiration: January 2017, Exercise Price: $50.00	25,944
461	Expiration: January 2017, Exercise Price: $52.50	2,766
4,582	Expiration: January 2017, Exercise Price: $57.00	71,021
	CIT Group, Inc.
1,665	Expiration: January 2017, Exercise Price: $31.00	15,817
10,195	Expiration: January 2017, Exercise Price: $39.00	193,705
	The Dow Chemical Company
5,084	Expiration: January 2017, Exercise Price: $50.00	61,008
	General Motors Company
388	Expiration: January 2017, Exercise Price: $29.00	1,552
	Hewlett Packard Enterprise Company
2,372	Expiration: January 2017, Exercise Price: $18.00	5,930
16,717	Expiration: January 2017, Exercise Price: $19.00	41,792
12,559	Expiration: January 2017, Exercise Price: $21.00	94,193
	Hilton Worldwide Holdings, Inc.
1,604	Expiration: January 2017, Exercise Price: $19.00	8,020
603	Expiration: January 2017, Exercise Price: $20.00	1,508
21,555	Expiration: February 2017, Exercise Price: $22.00	215,550
	Johnson Controls International plc
6,143	Expiration: January 2017, Exercise Price: $40.00	30,715
	Lamb Weston Holdings, Inc.
5,908	Expiration: January 2017, Exercise Price: $30.00	88,620
	SPDR S&P 500 ETF Trust
1,583	Expiration: January 2017, Exercise Price: $227.00	695,729
394	Expiration: February 2017, Exercise Price: $226.00	201,137
	Yum! Brands, Inc.
881	Expiration: January 2017, Exercise Price: $72.50	22,466
3,302	Expiration: January 2017, Exercise Price: $80.00	66,040
		3,521,283
	TOTAL PURCHASED OPTIONS (Cost $4,835,765)	3,569,524

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Principal Amount		Value
ESCROW NOTES — 0.06%
$1,243,406	AMR Corporation (a)(d)(g)	$1,678,598
	TOTAL ESCROW NOTES (Cost $679,555)	1,678,598

Shares
SHORT-TERM INVESTMENTS — 22.29%
142,935,000	First American Government Obligations Fund,
	Institutional Share Class, 0.42% (c)	142,935,000
142,935,000	First American Treasury Obligations Fund,
	Institutional Share Class, 0.40% (c)	142,935,000
142,935,000	Invesco Government & Agency Portfolio,
	Institutional Share Class, 0.43% (c)	142,935,000
142,935,000	Morgan Stanley Institutional Liquidity
	Funds — Government Portfolio,
	Institutional Share Class, 0.44% (c)	142,935,000
78,584,270	Invesco Treasury Portfolio,
	Institutional Share Class, 0.37% (c)	78,584,270
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $650,324,270)	650,324,270
	TOTAL LONG INVESTMENTS
	(Cost $3,172,642,443) — 111.60%	3,255,844,091

SHORT INVESTMENTS — (16.11)%

COMMON STOCKS — (14.66)%

	AEROSPACE & DEFENSE — (0.41)%
(128,503)	Rockwell Collins, Inc.	(11,919,938)

	AIRLINES — (0.10)%
(65,211)	American Airlines Group, Inc.	(3,044,702)

	BROADCASTING — (0.21)%
(96,486)	Nexstar Broadcasting Group, Inc. Class A	(6,107,564)

	CABLE & SATELLITE — (0.94)%
(6,174,406)	Sirius XM Holdings, Inc.	(27,476,107)

	CASINOS & GAMING — (0.09)%
(150,791)	Eldorado Resorts, Inc.	(2,555,907)

	CONSTRUCTION MACHINERY &
	HEAVY TRUCKS — (0.17)%
(181,174)	Joy Global, Inc.	(5,072,872)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value

	DIVERSIFIED BANKS — (0.26)%
(91,195)	Canadian Imperial Bank of Commerce (b)	$(7,441,512)

	DIVERSIFIED CHEMICALS — (1.42)%
(563,801)	E. I. Du Pont de Nemours and Company	(41,382,993)

	FINANCIAL EXCHANGES & DATA — (0.20)%
(80,754)	CBOE Holdings, Inc.	(5,966,913)

	HEALTH CARE EQUIPMENT — (1.65)%
(1,249,845)	Abbott Laboratories	(48,006,546)

	HEALTH CARE SERVICES — (0.04)%
(17,364)	Envision Healthcare Corporation	(1,098,968)

	INTEGRATED TELECOMMUNICATION
	SERVICES — (0.42)%
(40,947)	AT&T, Inc.	(1,741,476)
(439,433)	CenturyLink, Inc.	(10,449,717)
		(12,191,193)

	INTERNET SOFTWARE & SERVICES — (3.92)%
(1,303,096)	Alibaba Group Holding Ltd. — ADR	(114,424,860)

	OIL & GAS & CONSUMABLE FUELS — (0.70)%
(853,148)	Sunoco Logistics Partners LP	(20,492,615)

	OIL & GAS REFINING & MARKETING — (0.28)%
(302,009)	Idemitsu Kosan Company, Ltd. (b)	(8,023,426)

	REITs — (1.45)%
(2,085,101)	Colony Capital, Inc. Class A	(42,223,295)

	SEMICONDUCTORS — (0.76)%
(307,035)	Analog Devices, Inc.	(22,296,882)

	SOFTWARE — (1.40)%
(519,243)	VMware, Inc. Class A	(40,880,001)

	TOBACCO — (0.24)%
(62,686)	British American Tobacco PLC — ADR	(7,062,832)
	TOTAL COMMON STOCKS
	(Proceeds $395,547,849)	(427,669,126)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value
CLOSED-END FUNDS — (1.45)%
(2,558,528)	Ares Capital Corporation	$(42,190,127)
	TOTAL CLOSED-END FUNDS
	(Proceeds $38,548,531)	(42,190,127)
	TOTAL SHORT INVESTMENTS
	(Proceeds $434,096,380) — (16.11)%	(469,859,253)
	TOTAL NET INVESTMENTS
	(Cost $2,738,546,063) — 95.49%	2,785,984,838
	OTHER ASSETS IN EXCESS OF LIABILITIES — 4.51%	131,521,602
	TOTAL NET ASSETS — 100.00%	$2,917,506,440

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2016.
(d)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contacts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)	Default or other conditions exist and the security is not presently accruing income.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2016, these securities represent 2.29% of total net assets.

(j)	Restricted security. Please see Note 2 in the Notes to the Financial Statements for more information. As of December 31, 2016, these securities represent 6.37% of total net assets.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS
December 31, 2016

Shares		Value

LONG INVESTMENTS — 95.88%

COMMON STOCKS — 74.32%

	AEROSPACE & DEFENSE — 1.55%
29,049	B/E Aerospace, Inc. (d)	$1,748,459

	ALTERNATIVE CARRIERS — 1.71%
34,170	Level 3 Communications, Inc. (a)(d)	1,925,821

	APPLICATION SOFTWARE — 1.11%
34,063	Mentor Graphics Corporation	1,256,584

	ASSET MANAGEMENT & CUSTODY BANKS — 0.99%
75,057	NorthStar Asset Management Group, Inc. (d)	1,119,850

	AUTO PARTS & EQUIPMENT — 0.34%
6,470	Adient plc (a)(b)	379,147

	BROADCASTING — 2.17%
27,200	CBS Corporation Class B	1,730,464
38,266	Media General, Inc. (a)(d)	720,549
		2,451,013

	BUILDING PRODUCTS — 2.36%
64,700	Johnson Controls International plc (b)(d)	2,664,993

	CABLE & SATELLITE — 2.60%
84,942	Liberty Media Corporation-Liberty
	SiriusXM Class A (a)(d)	2,932,198

	CASINOS & GAMING — 3.28%
29,538	Isle of Capri Casinos, Inc. (a)(d)	729,293
103,200	MGM Resorts International (a)(d)	2,975,256
		3,704,549

	COMMODITY CHEMICALS — 0.07%
3,521	Valvoline, Inc. (d)	75,701

	CONSUMER ELECTRONICS — 3.70%
37,572	Harman International Industries, Inc. (d)	4,176,503

	DIVERSIFIED CHEMICALS — 1.44%
28,530	The Dow Chemical Company	1,632,487

	FERTILIZERS & AGRICULTURAL CHEMICALS — 1.58%
17,000	Monsanto Company (d)	1,788,570

	FINANCIAL EXCHANGES & DATA — 0.33%
11,163	Bats Global Markets, Inc.	374,072

	HEALTH CARE EQUIPMENT — 3.36%
47,363	St. Jude Medical, Inc. (d)	3,798,039

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value

	HEALTH CARE SERVICES — 0.57%
14,715	Team Health Holdings, Inc. (a)(d)	$639,367

	HOUSEWARES & SPECIALTIES — 3.43%
61,683	Jarden Corporation (a)(c)(f)(i)	3,872,835

	INDUSTRIAL CONGLOMERATES — 1.05%
37,600	General Electric Company	1,188,160

	INTERNET SOFTWARE & SERVICES — 4.50%
131,416	Yahoo!, Inc. (a)(d)	5,081,857

	MOVIES & ENTERTAINMENT — 3.07%
47,456	News Corporation Class A (d)	543,846
30,344	Time Warner, Inc. (d)	2,929,106
		3,472,952

	MULTI-LINE INSURANCE — 0.84%
14,500	American International Group, Inc.	946,995

	OIL & GAS & CONSUMABLE FUELS — 0.71%
22,297	Energy Transfer Partners LP	798,456

	OIL & GAS EQUIPMENT & SERVICES — 5.49%
54,400	Baker Hughes, Inc. (d)	3,534,368
74,466	FMC Technologies, Inc. (a)(c)(e)	2,669,532
		6,203,900

	OIL & GAS REFINING & MARKETING — 0.56%
67,708	Showa Shell Sekiyu K.K. (b)	629,721

	OIL & GAS STORAGE & TRANSPORTATION — 2.36%
38,718	Columbia Pipeline Group, Inc. (a)(c)(f)(i)	995,684
97,326	Columbia Pipeline Partners LP (d)	1,669,141
		2,664,825

	PACKAGED FOODS & MEATS — 3.79%
90,677	Lamb Weston Holdings, Inc. (d)	3,432,137
15,185	The WhiteWave Foods Company (a)(d)	844,286
		4,276,423

	PERSONAL PRODUCTS — 0.24%
14,798	Coty, Inc. Class A	270,951

	PHARMACEUTICALS — 0.57%
3,058	Allergan plc (a)(b)	642,211

	REGIONAL BANKS — 2.31%
52,800	CIT Group, Inc.	2,253,504
6,603	PrivateBancorp, Inc.	357,817
		2,611,321

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value

	REITs — 1.42%
52,263	NorthStar Realty Finance Corporation (d)	$791,784
34,314	Starwood Property Trust, Inc. (d)	753,192
37,098	Wheeler Real Estate Investment Trust, Inc.	63,067
		1,608,043

	RESTAURANTS — 3.22%
23,600	Bob Evans Farms, Inc. (d)	1,255,756
26,600	Yum China Holdings, Inc. (a)	694,792
26,600	Yum! Brands, Inc. (d)	1,684,578
		3,635,126

	SEMICONDUCTORS — 2.82%
27,467	Intersil Corporation Class A (d)	612,514
35,604	Linear Technology Corporation (d)	2,219,910
3,628	NXP Semiconductors NV (a)(b)	355,580
		3,188,004

	SPECIALIZED FINANCE — 0.54%
25,870	Hennessy Capital Acquisition Corporation II (a)	261,028
35,377	Pacific Special Acquisition Corporation (a)(b)(d)(e)	365,268
		626,296

	SPECIALTY CHEMICALS — 2.06%
21,300	Ashland Global Holdings, Inc. (d)	2,327,877

	SYSTEMS SOFTWARE — 0.87%
17,878	Dell Technologies, Inc. Class V (a)	982,754

	TECHNOLOGY HARDWARE,
	STORAGE & PERIPHERALS — 3.94%
192,200	Hewlett Packard Enterprise Company (d)	4,447,508

	TOBACCO — 3.37%
67,850	Reynolds American, Inc. (d)	3,802,314
	TOTAL COMMON STOCKS (Cost $79,883,993)	83,945,882

CLOSED-END FUNDS — 10.20%
238,253	American Capital Ltd. (a)(d)	4,269,494
82,764	BlackRock Debt Strategies Fund, Inc.	938,544
64,041	BlackRock Floating Rate Income Strategies Fund, Inc.	922,831
64,691	First Trust Senior Floating Rate Income Fund II (d)	894,676
279,814	Invesco Senior Income Trust	1,298,337
113,092	Nuveen Credit Strategies Income Fund	1,000,864
220,181	Voya Prime Rate Trust (d)	1,219,803

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value
195,533	Western Asset High Income Opportunity Fund, Inc.	$975,709
	TOTAL CLOSED-END FUNDS (Cost $10,761,449)	11,520,258

PREFERRED STOCKS — 0.88%
17,525	NorthStar Realty Finance Corporation,
	8.250%, Series B	437,599
21,830	NorthStar Realty Finance Corporation,
	8.750%, Series E (d)	561,031
	TOTAL PREFERRED STOCKS (Cost $998,585)	998,630

CONTINGENT VALUE RIGHTS — 0.00%
5,338	Casa Ley, S.A. de C.V. (a)(f)	1,868
5,338	Property Development Centers LLC (a)(f)	267
	TOTAL CONTINGENT VALUE RIGHTS (Cost $0)	2,135

RIGHTS — 0.02%
35,377	Pacific Special Acquisition Corporation (a)(b)	18,750
	TOTAL RIGHTS (Cost $8,171)	18,750

WARRANTS — 0.01%
35,377	Pacific Special Acquisition Corporation (a)(b)	9,906
	TOTAL WARRANTS (Cost $3,112)	9,906

Principal Amount

CORPORATE BONDS — 10.07% (e)
	Caesars Entertainment Operating Company, Inc.
$1,417,000	10.750%, 2/1/2016 (g)	1,218,620
	Caesars Growth Properties Holdings LLC /
	Caesars Growth Properties Finance, Inc.
2,799,000	9.375%, 5/1/2022 (d)	3,029,917
	Change Healthcare Holdings, Inc.
634,000	11.000%, 12/31/2019	654,764
	Energy Future Intermediate Holding Company LLC
430,830	11.000%, 10/1/2021 (g)	577,312
1,032,248	11.750%, 3/1/2022 (g)(h)	1,409,018
	FairPoint Communications, Inc.
1,104,000	8.750%, 8/15/2019 (h)	1,153,680
	JBS USA LUX SA / JBS USA Finance, Inc.
232,000	8.250%, 2/1/2020 (h)	238,960

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Principal Amount		Value
	Rite Aid Corporation
$747,000	6.750%, 6/15/2021	$785,214
150,000	6.125%, 4/1/2023 (h)	161,813
	Team Health, Inc.
516,000	7.250%, 12/15/2023 (h)	588,240
	The WhiteWave Foods Company
1,419,000	5.375%, 10/1/2022	1,559,126
	TOTAL CORPORATE BONDS (Cost $10,904,211)	11,376,664

Contracts (100 shares per contract)

PURCHASED CALL OPTIONS — 0.00%
	Rockwell Collins, Inc.
15	Expiration: January 2017, Exercise Price: $100.00	855
	SPDR S&P 500 ETF Trust
62	Expiration: February 2017, Exercise Price: $237.00	1,178
		2,033
PURCHASED PUT OPTIONS — 0.15%
	Allergan plc
26	Expiration: January 2017, Exercise Price: $175.00	858
29	Expiration: February 2017, Exercise Price: $180.00	5,365
	American International Group, Inc.
384	Expiration: February 2017, Exercise Price: $57.50	15,360
	Ashland Global Holdings, Inc.
129	Expiration: January 2017, Exercise Price: $100.00	2,903
	Baker Hughes, Inc.
195	Expiration: January 2017, Exercise Price: $55.00	1,950
175	Expiration: January 2017, Exercise Price: $60.00	6,300
174	Expiration: February 2017, Exercise Price: $57.50	10,005
	The Blackstone Group LP
119	Expiration: January 2017, Exercise Price: $21.00	535
	Bob Evans Farms, Inc.
236	Expiration: January 2017, Exercise Price: $45.00	10,030
	CBS Corporation Class B
58	Expiration: January 2017, Exercise Price: $47.50	435
90	Expiration: January 2017, Exercise Price: $50.00	855
19	Expiration: January 2017, Exercise Price: $52.50	114
187	Expiration: January 2017, Exercise Price: $57.50	3,553
	CIT Group, Inc.
395	Expiration: January 2017, Exercise Price: $39.00	7,505
133	Expiration: February 2017, Exercise Price: $38.00	6,650

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Contracts (100 shares per contract)		Value
	General Electric Company
376	Expiration: February 2017, Exercise Price: $27.00	$2,632
	General Motors Company
16	Expiration: January 2017, Exercise Price: $29.00	64
	Hewlett Packard Enterprise Company
1,282	Expiration: January 2017, Exercise Price: $19.00	3,205
157	Expiration: January 2017, Exercise Price: $20.00	785
483	Expiration: January 2017, Exercise Price: $21.00	3,622
	Hilton Worldwide Holdings, Inc.
305	Expiration: January 2017, Exercise Price: $20.00	762
	Johnson Controls International plc
404	Expiration: January 2017, Exercise Price: $40.00	2,020
243	Expiration: January 2017, Exercise Price: $42.00	3,767
	Lamb Weston Holdings, Inc.
904	Expiration: January 2017, Exercise Price: $30.00	13,560
	MetLife, Inc.
617	Expiration: January 2017, Exercise Price: $40.00	1,234
	MGM Resorts International
1,032	Expiration: February 2017, Exercise Price: $24.00	15,480
	SPDR S&P 500 ETF Trust
63	Expiration: January 2017, Exercise Price: $227.00	27,689
16	Expiration: February 2017, Exercise Price: $226.00	8,168
	Yum! Brands, Inc.
139	Expiration: January 2017, Exercise Price: $72.50	3,545
127	Expiration: January 2017, Exercise Price: $80.00	2,540
		161,491
	TOTAL PURCHASED OPTIONS (Cost $346,373)	163,524

Principal Amount

ESCROW NOTES — 0.23%
$28,850	AMR Corporation (a)(c)(f)	38,947
26,484	Winthrop Realty Trust (a)(c)(f)	218,493
	TOTAL ESCROW NOTES (Cost $21,637)	257,440
	TOTAL LONG INVESTMENTS
	(Cost $102,927,531) — 95.88%	108,293,189
Shares

SHORT INVESTMENTS — (17.76)%

COMMON STOCKS — (16.08)%

	AEROSPACE & DEFENSE — (0.50)%
(6,100)	Rockwell Collins, Inc.	(565,836)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value

	AIRLINES — (0.06)%
(1,443)	American Airlines Group, Inc.	$(67,374)

	BROADCASTING — (0.27)%
(4,777)	Nexstar Broadcasting Group, Inc. Class A	(302,384)

	CABLE & SATELLITE — (3.15)%
(799,775)	Sirius XM Holdings, Inc.	(3,558,999)

	CASINOS & GAMING — (0.30)%
(20,319)	Eldorado Resorts, Inc.	(344,407)

	CONSTRUCTION MACHINERY &
	HEAVY TRUCKS — (0.27)%
(10,714)	Joy Global, Inc.	(299,992)

	DIVERSIFIED BANKS — (0.17)%
(2,415)	Canadian Imperial Bank of Commerce (b)	(197,064)

	DIVERSIFIED CHEMICALS — (1.45)%
(22,253)	E. I. Du Pont de Nemours and Company	(1,633,370)

	FINANCIAL EXCHANGES & DATA — (0.23)%
(3,569)	CBOE Holdings, Inc.	(263,713)

	HEALTH CARE EQUIPMENT — (1.40)%
(41,155)	Abbott Laboratories	(1,580,763)

	INTEGRATED TELECOMMUNICATION
	SERVICES — (0.64)%
(3,062)	AT&T, Inc.	(130,227)
(25,168)	CenturyLink, Inc.	(598,495)
		(728,722)

	INTERNET SOFTWARE & SERVICES — (3.64)%
(46,782)	Alibaba Group Holding Ltd. — ADR	(4,107,927)

	MOVIES & ENTERTAINMENT — (0.50)%
(47,456)	News Corporation Class B	(559,981)

	OIL & GAS & CONSUMABLE FUELS — (0.71)%
(33,442)	Sunoco Logistics Partners LP	(803,277)

	OIL & GAS REFINING & MARKETING — (0.80)%
(33,901)	Idemitsu Kosan Company, Ltd. (b)	(900,643)

	SEMICONDUCTORS — (0.53)%
(8,264)	Analog Devices, Inc.	(600,132)

	SOFTWARE — (1.12)%
(16,041)	VMware, Inc. Class A	(1,262,908)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2016

Shares		Value
	TOBACCO — (0.34)%
(3,425)	British American Tobacco PLC — ADR	$(385,895)
	TOTAL COMMON STOCKS
	(Proceeds $16,200,469)	(18,163,387)

CLOSED-END FUNDS — (1.68)%
(115,076)	Ares Capital Corporation	(1,897,603)
	TOTAL CLOSED-END FUNDS
	(Proceeds $1,756,069)	(1,897,603)
	TOTAL SHORT INVESTMENTS
	(Proceeds $17,956,538) — (17.76)%	(20,060,990)
	TOTAL NET INVESTMENTS
	(Cost $84,970,993) — 78.12%	88,232,199
	OTHER ASSETS IN EXCESS OF LIABILITIES — 21.88%	24,714,506
	TOTAL NET ASSETS — 100.00%	$112,946,705

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(d)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contacts, and forward currency exchange contracts.
(e)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(f)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Default or other conditions exist and the security is not presently accruing income.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2016, these securities represent 3.14% of total net assets.

(i)	Restricted security. Please see Note 2 in the Notes to the Financial Statements for more information. As of December 31, 2016, these securities represent 4.31% of total net assets.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
December 31, 2016

Contracts (100 shares per contract)		Value

CALL OPTIONS WRITTEN
	American International Group, Inc.
2,247	Expiration: February 2017, Exercise Price: $62.50	$904,418
8,865	Expiration: February 2017, Exercise Price: $65.00	2,012,355
	Ashland Global Holdings, Inc.
2,722	Expiration: January 2017, Exercise Price: $105.00	1,374,610
1,133	Expiration: January 2017, Exercise Price: $110.00	186,945
2,721	Expiration: January 2017, Exercise Price: $115.00	97,956
	AT&T, Inc.
1,748	Expiration: February 2017, Exercise Price: $37.00	966,644
	Baker Hughes, Inc.
4,553	Expiration: January 2017, Exercise Price: $63.00	1,340,859
4,518	Expiration: February 2017, Exercise Price: $62.50	1,841,085
	CBS Corporation Class B
3,192	Expiration: January 2017, Exercise Price: $57.50	2,055,648
4,582	Expiration: January 2017, Exercise Price: $61.50	1,353,981
	CenturyLink, Inc.
2,588	Expiration: April 2017, Exercise Price: $22.00	608,180
3,379	Expiration: April 2017, Exercise Price: $23.00	560,914
	CIT Group, Inc.
1,664	Expiration: January 2017, Exercise Price: $35.00	1,289,600
10,195	Expiration: January 2017, Exercise Price: $42.00	1,447,690
	The Dow Chemical Company
5,084	Expiration: January 2017, Exercise Price: $56.00	963,418
	General Motors Company
388	Expiration: January 2017, Exercise Price: $32.00	118,340
	Hewlett Packard Enterprise Company
9,600	Expiration: January 2017, Exercise Price: $21.00	2,054,400
9,727	Expiration: January 2017, Exercise Price: $22.00	1,352,053
12,559	Expiration: January 2017, Exercise Price: $22.50	1,161,707
	Hilton Worldwide Holdings, Inc.
1,604	Expiration: January 2017, Exercise Price: $22.00	834,080
670	Expiration: January 2017, Exercise Price: $23.00	281,400
21,555	Expiration: February 2017, Exercise Price: $25.00	5,518,080
	Johnson Controls International plc
1,033	Expiration: January 2017, Exercise Price: $44.00	359,484
3,001	Expiration: January 2017, Exercise Price: $45.00	750,250
292	Expiration: January 2017, Exercise Price: $47.00	35,186
	Lamb Weston Holdings, Inc.
5,907	Expiration: January 2017, Exercise Price: $35.00	2,008,380
	Monsanto Company
4,126	Expiration: January 2017, Exercise Price: $105.00	552,884

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2016

Contracts (100 shares per contract)		Value
	NXP Semiconductors NV
393	Expiration: January 2017, Exercise Price: $97.00	$58,950
302	Expiration: January 2017, Exercise Price: $100.00	3,020
	Reynolds American, Inc.
1,395	Expiration: January 2017, Exercise Price: $52.50	571,950
1,930	Expiration: February 2017, Exercise Price: $55.00	434,250
530	Expiration: February 2017, Exercise Price: $57.50	50,350
	Rockwell Collins, Inc.
245	Expiration: January 2017, Exercise Price: $90.00	109,270
	SPDR S&P 500 ETF Trust
1,576	Expiration: February 2017, Exercise Price: $229.00	230,096
	Time Warner, Inc.
1,384	Expiration: January 2017, Exercise Price: $85.00	1,612,360
821	Expiration: January 2017, Exercise Price: $90.00	541,039
926	Expiration: January 2017, Exercise Price: $94.00	250,483
3,182	Expiration: April 2017, Exercise Price: $90.00	2,410,365
	The Valspar Corporation
823	Expiration: April 2017, Exercise Price: $105.00	164,600
	Yum! Brands, Inc.
881	Expiration: January 2017, Exercise Price: $82.50	625,510
3,302	Expiration: January 2017, Exercise Price: $87.50	908,050
		40,000,840

PUT OPTIONS WRITTEN
	Alibaba Group Holding Ltd.
543	Expiration: February 2017, Exercise Price: $90.00	287,790
	SPDR S&P 500 ETF Trust
1,583	Expiration: January 2017, Exercise Price: $213.00	74,401
394	Expiration: February 2017, Exercise Price: $213.00	59,494
		421,685
	TOTAL OPTIONS WRITTEN
	(Premiums received $38,764,439)	$40,422,525

ETF – Exchange-Traded Fund
plc – Public Limited Company

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF OPTIONS WRITTEN
December 31, 2016

Contracts (100 shares per contract)		Value

CALL OPTIONS WRITTEN
	Allergan plc
26	Expiration: January 2017, Exercise Price: $190.00	$55,900
29	Expiration: February 2017, Exercise Price: $190.00	68,730
	American International Group, Inc.
459	Expiration: February 2017, Exercise Price: $62.50	184,747
	Ashland Global Holdings, Inc.
103	Expiration: January 2017, Exercise Price: $110.00	16,995
18	Expiration: January 2017, Exercise Price: $115.00	648
	AT&T, Inc.
70	Expiration: February 2017, Exercise Price: $37.00	38,710
	Baker Hughes, Inc.
185	Expiration: January 2017, Exercise Price: $60.00	98,420
175	Expiration: January 2017, Exercise Price: $63.00	51,537
10	Expiration: January 2017, Exercise Price: $65.00	1,700
174	Expiration: February 2017, Exercise Price: $62.50	70,905
	The Blackstone Group LP
8	Expiration: January 2017, Exercise Price: $24.00	2,424
	Bob Evans Farms, Inc.
213	Expiration: January 2017, Exercise Price: $50.00	77,745
23	Expiration: January 2017, Exercise Price: $55.00	1,552
	CBS Corporation Class B
118	Expiration: January 2017, Exercise Price: $57.50	75,992
168	Expiration: January 2017, Exercise Price: $62.50	38,808
	CenturyLink, Inc.
103	Expiration: April 2017, Exercise Price: $22.00	24,205
134	Expiration: April 2017, Exercise Price: $23.00	22,244
	CIT Group, Inc.
395	Expiration: January 2017, Exercise Price: $42.00	56,090
133	Expiration: February 2017, Exercise Price: $41.00	37,572
	General Electric Company
357	Expiration: February 2017, Exercise Price: $31.00	41,055
	General Motors Company
16	Expiration: January 2017, Exercise Price: $32.00	4,880
	Hewlett Packard Enterprise Company
1,439	Expiration: January 2017, Exercise Price: $22.00	200,021
483	Expiration: January 2017, Exercise Price: $22.50	44,678
	Johnson Controls International plc
67	Expiration: January 2017, Exercise Price: $44.00	23,316
248	Expiration: January 2017, Exercise Price: $45.00	62,000
89	Expiration: January 2017, Exercise Price: $47.00	10,725
243	Expiration: January 2017, Exercise Price: $49.00	9,477

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2016

Contracts (100 shares per contract)		Value
	Lamb Weston Holdings, Inc.
815	Expiration: January 2017, Exercise Price: $35.00	$277,100
	MGM Resorts International
1,032	Expiration: February 2017, Exercise Price: $27.00	253,356
	Monsanto Company
121	Expiration: January 2017, Exercise Price: $105.00	16,214
	NXP Semiconductors NV
12	Expiration: January 2017, Exercise Price: $100.00	120
	Reynolds American, Inc.
55	Expiration: January 2017, Exercise Price: $52.50	22,550
77	Expiration: February 2017, Exercise Price: $55.00	17,325
21	Expiration: February 2017, Exercise Price: $57.50	1,995
	Rockwell Collins, Inc.
12	Expiration: January 2017, Exercise Price: $90.00	5,352
	SPDR S&P 500 ETF Trust
62	Expiration: February 2017, Exercise Price: $229.00	9,052
	Time Warner, Inc.
54	Expiration: January 2017, Exercise Price: $85.00	62,910
33	Expiration: January 2017, Exercise Price: $90.00	21,747
127	Expiration: April 2017, Exercise Price: $90.00	96,203
	The Valspar Corporation
33	Expiration: April 2017, Exercise Price: $105.00	6,600
	Yum! Brands, Inc.
125	Expiration: January 2017, Exercise Price: $85.00	57,500
127	Expiration: January 2017, Exercise Price: $87.50	34,925
14	Expiration: January 2017, Exercise Price: $90.00	1,750
		2,205,775
PUT OPTIONS WRITTEN
	Alibaba Group Holding Ltd.
21	Expiration: February 2017, Exercise Price: $90.00	11,130
	SPDR S&P 500 ETF Trust
63	Expiration: January 2017, Exercise Price: $213.00	2,961
16	Expiration: February 2017, Exercise Price: $213.00	2,416
		16,507
	TOTAL OPTIONS WRITTEN
	(Premiums received $2,044,405)	$2,222,282

ETF – Exchange-Traded Fund
plc – Public Limited Company

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2016

			USD Value at			USD Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2016	be Received		2016	(Depreciation)**
1/4/17	3,914,447	AUD	$2,824,445	3,008,840	USD	$3,008,840	$184,395
1/4/17	2,877,483	USD	2,877,483	3,914,447	AUD	2,824,445	(53,038)
12/20/17	77,087,950	GBP	95,933,102	96,595,519	USD	96,595,519	662,417
			$101,635,030			$102,428,804	$793,774

AUD – Australian Dollar
GBP – British Pound
USD – U.S. Dollar
*	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2016.
**	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2016

			USD Value at			USD Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2016	be Received		2016	(Depreciation)**
1/4/17	385,804	AUD	$278,375	296,548	USD	$296,548	$18,173
1/4/17	283,602	USD	283,602	385,804	AUD	278,374	(5,228)
1/26/17	367,840	CHF	361,963	364,090	USD	364,090	2,127
1/26/17	362,618	USD	362,618	367,840	CHF	361,963	(655)
12/20/17	3,537,702	GBP	4,402,539	4,446,566	USD	4,446,566	44,027
			$5,689,097			$5,747,541	$58,444

AUD – Australian Dollar
CHF – Swiss Franc
GBP – British Pound
USD – U.S. Dollar
*	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2016.
**	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SWAP CONTRACTS
December 31, 2016

				Unrealized
Termination			Notional	Appreciation	Counter-
Date	Security	Shares	Amount	(Depreciation)*	party
LONG TOTAL RETURN SWAP CONTRACTS
12/20/17	Allied World Assurance
	Company Holdings AG	12,422	$649,174	$17,785	BAML
10/3/17	CBS Corporation Class B	319,200	17,533,656	2,727,651	BAML
8/5/17	FMC Technologies, Inc.	131,870	3,413,837	1,304,575	BAML
12/12/17	Sky plc	7,170,972	87,717,556	(166,193)	JPM
2/11/17	Syngenta AG	53,662	21,643,961	(491,706)	BAML

SHORT TOTAL RETURN SWAP CONTRACTS
11/23/17	British American
	Tobacco plc	(347,157)	(18,693,530)	(853,855)	BAML
12/20/17	Fairfax Financial
	Holdings Ltd.	(376)	(176,839)	(6,205)	BAML
8/5/17	Technip SA	(852,097)	(48,706,069)	(12,065,196)	BAML
				$(9,533,144)

BAML – Bank of America Merrill Lynch & Co., Inc.
JPM – JPMorgan Chase & Co., Inc.
plc – Public Limited Company
*	Based on the net swap value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF SWAP CONTRACTS
December 31, 2016

				Unrealized
Termination			Notional	Appreciation	Counter-
Date	Security	Shares	Amount	(Depreciation)*	party
LONG TOTAL RETURN SWAP CONTRACTS
1/19/17	Allergan plc	2,442	$712,759	$(202,273)	BAML
12/20/17	Allied World Assurance
	Company Holdings AG	491	25,660	703	BAML
8/26/17	American International
	Group, Inc.	31,400	1,842,057	207,540	JPM
12/12/17	Cabela’s, Inc.	62,585	3,930,920	(269,695)	BAML
5/6/17	CBS Corporation Class B	3,300	185,587	23,883	BAML
1/4/18	Endurance Specialty
	Holdings, Ltd.	37,091	3,427,654	0	BAML
8/5/17	FMC Technologies, Inc.	8,134	210,572	80,484	BAML
9/30/17	General Motors Company	1,600	50,368	5,247	BAML
12/6/17	NXP Semiconductors NV	34,740	3,407,394	(5,978)	BAML
12/28/17	Rite Aid Corporation	112,720	927,911	902	BAML
12/12/17	Sky plc	329,089	4,039,662	(22,131)	JPM
2/11/17	Syngenta AG	1,662	670,004	(50,810)	BAML
2/16/17	Syngenta AG — ADR	42,209	3,385,989	(14,833)	BAML
5/18/17	The Valspar Corporation	31,586	3,342,719	(77,733)	BAML

SHORT TOTAL RETURN SWAP CONTRACTS
11/23/17	British American
	Tobacco plc	(19,753)	(1,063,863)	(48,404)	BAML
12/20/17	Fairfax Financial
	Holdings Ltd.	(15)	(7,055)	(248)	BAML
8/5/17	Technip SA	(41,299)	(2,351,990)	(593,519)	BAML
				$(966,865)

ADR – American Depository Receipt
BAML – Bank of America Merrill Lynch & Co., Inc.
JPM – JPMorgan Chase & Co., Inc.
plc – Public Limited Company
*	Based on the net swap value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

The Merger Fund and WCM Alternatives: Event-Driven Fund
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2016

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
ASSETS:
Investments, at value (Cost $3,172,642,443 and
$102,927,531, respectively)	$3,255,844,091	$108,293,189
Cash	—	2,045,190
Cash held in foreign currency (Cost $624 and
$18,209, respectively)	609	17,021
Receivable from brokers	434,096,380	17,956,538
Deposits at brokers	24,705,017	5,363,221
Receivable for forward
currency exchange contracts	793,774	58,444
Receivable for swap contracts	—	185,409
Receivable for investments sold	31,017,648	9,882,126
Receivable for fund shares issued	12,041,487	167,637
Dividends and interest receivable	6,534,501	287,513
Prepaid expenses and other receivables	137,729	20,046
Total Assets	3,765,171,236	144,276,334
LIABILITIES:
Securities sold short, at value (Proceeds of
$434,096,380 and $17,956,538, respectively)	469,859,253	20,060,990
Written option contracts, at value
(Premiums received $38,764,439 and
$2,044,405, respectively)	40,422,525	2,222,282
Payable for swap contracts	9,533,144	1,152,274
Payable for investments purchased	311,299,299	7,549,312
Payable for fund shares redeemed	10,083,644	22,849
Payable to the investment adviser	2,304,463	118,486
Dividends and interest payable	2,178,400	79,896
Accrued expenses and other liabilities	1,363,956	123,540
Distribution fees payable	620,112	—
Total Liabilities	847,664,796	31,329,629
NET ASSETS	$2,917,506,440	$112,946,705

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
STATEMENTS OF ASSETS AND LIABILITIES (continued)
December 31, 2016

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
NET ASSETS CONSISTS OF:
Accumulated undistributed
net investment income	$4,961,867	$121,596
Accumulated net realized loss on
investments, securities sold short, written option
contracts expired or closed, forward currency
exchange contracts, swap contracts, and
foreign currency translation	(178,623,105)	(5,422,141)
Net unrealized appreciation (depreciation) on:
Investments	83,201,648	5,365,658
Securities sold short	(35,762,873)	(2,104,452)
Written option contracts	(1,658,086)	(177,877)
Forward currency exchange contracts	793,774	58,444
Swap contracts	(9,533,144)	(966,865)
Foreign currency transaction	(15)	(1,188)
Net unrealized appreciation	37,041,304	2,173,720
Paid-in capital	3,054,126,374	116,073,530
Total Net Assets	$2,917,506,440	$112,946,705

Investor Class
Net assets	$1,540,465,501
Shares outstanding	98,395,393
Net asset value and offering price per share*	$15.66

Institutional Class
Net assets	$1,377,040,939	$112,946,705
Shares outstanding	88,514,873	11,507,642
Net asset value and offering price per share*	$15.56	$9.81

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2016

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
INVESTMENT INCOME:
Interest	$8,018,395	$211,271
Dividend income on long positions (net of
foreign withholding taxes of $245,163
and $10,301 respectively)	42,187,101	1,913,879
Total investment income	50,205,496	2,125,150
EXPENSES:
Investment advisory fees	38,081,985	1,397,013
Distribution fees (Investor Class)	6,226,510	—
Sub transfer agent fees (Investor Class)	3,226,666	—
Sub transfer agent fees (Institutional Class)	661,917	110,129
Administration fees	1,244,412	75,078
Professional fees	874,227	152,010
Reports to shareholders	668,153	32,740
Transfer agent and shareholder
servicing agent fees	471,750	25,765
Fund accounting expenses	356,493	39,560
Custody fees	329,868	46,369
Trustees’ fees and expenses	223,095	15,610
Federal and state registration fees	212,746	35,272
Compliance fees	193,678	4,905
Miscellaneous expenses	191,840	15,511
Dividends on securities sold short	15,426,741	538,357
Borrowing expenses on securities sold short	4,434,815	155,810
Total expenses before expense
waiver/reimbursement by adviser	72,824,896	2,644,129
Less: Expense waived/reimbursed
by adviser (Note 3)	(4,116,397)	(5,319)
Net expenses	68,708,499	2,638,810
NET INVESTMENT LOSS	(18,503,003)	(513,660)

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2016

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
REALIZED AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	$(27,318,383)	$(2,184,524)
Securities sold short	(81,956,964)	(3,209,344)
Written option contracts expired or closed	100,019,735	1,627,383
Forward currency exchange contracts	37,331,612	1,392,606
Swap contracts	13,063,152	1,705,784
Foreign currency transaction	(229,330)	(8,336)
Net realized gain (loss)	40,909,822	(676,431)
Change in unrealized
appreciation (depreciation) on:
Investments	142,408,254	8,899,495
Securities sold short	(18,101,985)	(1,618,851)
Written option contracts	(26,559,867)	(871,912)
Forward currency exchange contracts	(2,432,410)	(65,851)
Swap contracts	(21,811,584)	(1,710,890)
Foreign currency transaction	(13)	(1,163)
Net change in unrealized appreciation	73,502,395	4,630,828
NET REALIZED AND CHANGE IN
UNREALIZED GAIN ON INVESTMENTS	114,412,217	3,954,397
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$95,909,214	$3,440,737

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Net investment loss	$(18,503,003)	$(23,529,062)
Net realized gain on investments,
securities sold short, written option contracts
expired or closed, forward currency
exchange contracts, swap contracts, and
foreign currency transaction	40,909,822	21,986,369
Net change in unrealized appreciation
(depreciation) on investments, securities sold
short, written option contracts, forward
currency exchange contracts, swap contracts,
and foreign currency transaction	73,502,395	(39,647,988)
Net increase (decrease) in net assets
resulting from operations	95,909,214	(41,190,681)

Investor Class —
Distributions to shareholders from: (Note 5)
Net investment income	(4,911,192)	(28,234,075)
Net realized gains	—	(15,570,634)
Total dividends and distributions —
Investor Class	(4,911,192)	(43,804,709)
Institutional Class —
Distributions to shareholders from: (Note 5)
Net investment income	(12,300,844)	(14,536,377)
Net realized gains	—	(5,504,041)
Total dividends and distributions —
Institutional Class	(12,300,844)	(20,040,418)
Net decrease in net assets from
capital share transactions (Note 4)	(1,917,196,942)	(540,529,909)
Net decrease in net assets	(1,838,499,764)	(645,565,717)

NET ASSETS:
Beginning of year	4,756,006,204	5,401,571,921
End of year (including accumulated
undistributed net investment income (loss) of
$4,961,867 and $(4,545,160), respectively)	$2,917,506,440	$4,756,006,204

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Net investment income (loss)	$(513,660)	$34,072
Net realized loss on investments, securities
sold short, written option contracts expired
or closed, forward currency exchange
contracts, swap contracts, and foreign
currency transaction	(676,431)	(1,163,504)
Net change in unrealized appreciation
(depreciation) on investments, securities sold
short, written option contracts, forward
currency exchange contracts, swap contracts,
and foreign currency transaction	4,630,828	(2,046,347)
Net increase (decrease) in net assets
resulting from operations	3,440,737	(3,175,779)
Institutional Class —
Distributions to shareholders from: (Note 5)
Net investment income	(968,948)	(859,690)
Net realized gains	—	(2,073,810)
Total dividends and distributions —
Institutional Class	(968,948)	(2,933,500)
Net increase in net assets from
capital share transactions (Note 4)	13,985,677	90,513,163
Net increase in net assets	16,457,466	84,403,884

NET ASSETS:
Beginning of year	96,489,239	12,085,355
End of year (including accumulated
undistributed net investment income (loss) of
$121,596 and $(849,362), respectively)	$112,946,705	$96,489,239

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class

				For the Period from
	Year Ended			August 1, 2013^
	December 31,			through
	2016	2015	2014	December 31, 2013
Per Share Data:
Net asset value,
beginning of period	$15.25	$15.58	$15.97	$16.06
Income from
investment operations:
Net investment
income (loss)(1)(2)	(0.04)	(0.03)	0.37	0.03
Net realized and unrealized
gain (loss) on investments	0.49	(0.05)	(0.10)	0.31
Total from investment operations	0.45	(0.08)	0.27	0.34
Less distributions:
From net investment income	(0.14)	(0.18)	(0.45)	(0.35)
From net realized gains	—	(0.07)	(0.21)	(0.08)
Total dividends
and distributions	(0.14)	(0.25)	(0.66)	(0.43)
Net Asset Value, end of period	$15.56	$15.25	$15.58	$15.97
Total Return	2.94%	(0.52)%	1.63%	2.20	%(3)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

Institutional Class

				For the Period from
	Year Ended			August 1, 2013^
	December 31,			through
	2016	2015	2014	December 31, 2013
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,377,041	$1,247,332	$1,332,078	$172,247
Ratio of gross expenses
to average net assets:
Before expense waiver	1.70%	1.54%	1.44%	1.32	%(4)
After expense waiver	1.59%	1.41%	1.28%	1.19	%(4)
Ratio of dividends on short
positions and borrowing expense
on securities sold short to
average net assets	0.52%	0.40%	0.29%	0.19	%(4)
Ratio of operating expense to
average net assets excluding
dividends on short positions
and borrowing expense on
securities sold short
(after expense waiver)	1.07%	1.01%	0.99%	1.00	%(4)
Ratio of net investment income
(loss) to average net assets:
Before expense waiver	(0.38)%	(0.34)%	2.14%	0.29	%(4)
After expense waiver	(0.27)%	(0.21)%	2.30%	0.42	%(4)
Portfolio turnover rate(5)	182%	157%	137%	194	%(3)

(1)
Net investment income before dividends and borrowing expense on securities sold short for the years ended December 31, 2016, 2015, 2014 and the period ended December 31, 2013 was $0.04, $0.03, $0.42 and $0.04, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the period.

^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Investor Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value,
beginning of year	$15.31	$15.63	$16.01	$15.83	$15.59
Income from
investment operations:
Net investment
income (loss)(1)(2)	(0.09)	(0.08)	0.33	0.04	(0.05)
Net realized and unrealized
gain (loss) on investments	0.49	(0.05)	(0.10)	0.53	0.61
Total from
investment operations	0.40	(0.13)	0.23	0.57	0.56
Redemption fees	—	—	—	—	0.00 (3)
Less distributions:
From net investment income	(0.05)	(0.12)	(0.40)	(0.31)	(0.26)
From net realized gains	—	(0.07)	(0.21)	(0.08)	(0.06)
Total dividends and distributions	(0.05)	(0.19)	(0.61)	(0.39)	(0.32)
Net Asset Value, end of year	$15.66	$15.31	$15.63	$16.01	$15.83

Total Return	2.61%	(0.82)%	1.43%	3.61%	3.61%

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

Investor Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Supplemental data and ratios:
Net assets, end of year (in millions)	$1,540	$3,509	$4,069	$4,843	$4,416
Ratio of gross expenses
to average net assets:
Before expense waiver	2.03%	1.87%	1.68%	1.61%	1.82%
After expense waiver	1.92%	1.74%	1.52%	1.48%	1.69%
Ratio of dividends on short positions
and borrowing expense on securities
sold short to average net assets	0.52%	0.40%	0.29%	0.22%	0.42%
Ratio of operating expense
to average net assets excluding
dividends on short positions
and borrowing expense on
securities sold short
(after expense waiver)	1.40%	1.34%	1.23%	1.26%	1.27%
Ratio of net investment income
(loss) to average net assets:
Before expense waiver	(0.71)%	(0.66)%	1.90%	0.09%	(0.47)%
After expense waiver	(0.60)%	(0.53)%	2.06%	0.22%	(0.34)%
Portfolio turnover rate(4)	182%	157%	137%	194%	240%

(1)
Net investment income before dividends and borrowing expense on securities sold short for the years ended December 31, 2016, 2015, 2014, 2013 and 2012 was $(0.01), $(0.02), $0.38, $0.07, and $0.01, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)	Amount less than $0.005 per share.
(4)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class

			For the Period from
	Year Ended		January 2, 2014^
	December 31,		through
	2016	2015	December 31, 2014
Per Share Data:
Net asset value,
beginning of period	$9.62	$10.14	$10.00
Income from investment operations:
Net investment
income (loss)(1)(2)	(0.04)	0.01	0.05
Net realized and unrealized
gain (loss) on investments	0.31	(0.22)	0.34
Total from
investment operations	0.27	(0.21)	0.39
Less distributions:
From net investment income	(0.08)	(0.09)	—
From net realized gains	—	(0.22)	(0.25)
Total dividends
and distributions	(0.08)	(0.31)	(0.25)
Net Asset Value, end of period	$9.81	$9.62	$10.14
Total Return	2.86%	(2.08)%	3.87	%(3)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS (continued)

Institutional Class

			For the Period from
	Year Ended		January 2, 2014^
	December 31,		through
	2016	2015	December 31, 2014
Supplemental data and ratios:
Net assets, end of period (000’s)	$112,947	$96,489	$12,085
Ratio of gross expenses
to average net assets:
Before expense reimbursement	2.37%	2.23%	7.95	%(4)
After expense reimbursement	2.36%	2.09%	2.39	%(4)
Ratio of dividends on short positions
and borrowing expense on securities
sold short to average net assets	0.62%	0.35%	0.65	%(4)
Ratio of operating expenses
to average net assets excluding
dividends on short positions
and borrowing expense on
securities sold short
(after expense reimbursement)	1.74%	1.74%	1.74	%(4)
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement	(0.47)%	(0.09)%	(5.04	)%(4)
After expense reimbursement	(0.46)%	0.05%	0.52	%(4)
Portfolio turnover rate(5)	217%	199%	212	%(3)

(1)
Net investment income before dividends and borrowing expense on securities sold short for the years ended December 31, 2016, 2015 and period ended December 31, 2014 was $0.02, $0.04 and $0.12, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the period.

^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

Note 1 — ORGANIZATION

The Merger Fund (“TMF”) is a no-load, open-end, diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TMF was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, TMF’s fundamental investment policies were amended to permit TMF to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became TMF’s investment adviser, and TMF began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became TMF’s investment adviser. Therefore, the performance information included herein for periods prior to 2011 reflects the performance of Westchester Capital Management, Inc. Roy Behren and Michael Shannon, TMF’s current portfolio managers, have served as co-portfolio managers of TMF since January 2007. The Investor Class inception date was January 31, 1989, and the Institutional Class inception date was August 1, 2013. The investment objective of TMF is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. At December 31, 2016, 82.7% of the shares outstanding of TMF’s Investor Class were owned by 6 omnibus accounts.  At December 31, 2016, 82.4% of the shares outstanding of TMF’s Institutional Class were owned by 3 omnibus accounts.

Westchester Capital Funds (“WCF”) is an open-end series management investment company organized under the laws of the Commonwealth of Massachusetts on March 20, 2013, and registered under the 1940 Act. WCM Alternatives: Event-Driven Fund (“EDF”), a series of WCF, is a no-load, open-end, non-diversified investment company with two classes of shares, Investor Class shares and Institutional Class shares. The Institutional Class inception date was January 2, 2014. Investor Class shares have not yet commenced operations. The investment objective of EDF is to seek to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. At December 31, 2016, 98.7% of the shares outstanding of EDF were owned by 3 omnibus accounts.

Each class of shares of TMF and EDF (each a “Fund” and together, the “Funds”) has different eligibility and minimum investment requirements. The underlying assets attributable to a class of a Fund are charged with

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 1 — ORGANIZATION (continued)

the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Boards of Trustees of the Funds (the “Board of Trustees” or “Trustees”) in such manner as the Trustees determine. Shares of classes may have different voting rights, such as (i) when required by the 1940 Act, or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights. The Institutional Class shares do not have a distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments of a Fund are allocated to each class of a Fund based on its relative net assets.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.	Investment Valuation

The following is a summary of the Funds’ pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Funds.

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price. The securities valued using quoted prices in active markets are classified as Level 1 investments. If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. These securities are classified as Level 2 investments. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board. These are classified as Level 2 investments.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Funds will typically value the option at the higher of the intrinsic value of the option or the mean between the highest end of day option bid price and the lowest end of day option ask price. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange are classified as Level 2 investments. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 PM New York time bid and asked prices supplied by a third party vendor. Investments in registered open-end investment companies, including money market funds, are typically valued at their reported NAV per share. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. Forward currency contracts are valued daily at the prevailing forward exchange rate. These securities are generally classified as Level 2. Total return swap prices are determined using the same methods as would be used to price the underlying security. These securities are generally classified as Level 2.

The Funds typically fair value securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, a Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Valuation Group (the “Valuation Group”), a committee comprised of persons who are officers of the Fund or representatives of the Adviser, acting pursuant to procedures adopted by the Board.  When fair-value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. These securities are generally classified as Level 2 or 3 depending on the inputs as described below.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds have performed analyses of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —
Significant unobservable inputs are those inputs that reflect the applicable Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2016. These assets and liabilities are measured on a recurring basis.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
The Merger Fund

Assets
Common Stocks*	$2,136,874,858	$56,366,351	$185,723,846	$2,378,965,055
Closed-End Funds	94,925,089	—	—	94,925,089
Contingent Value Rights	—	—	930,150	930,150
Corporate Bonds	—	125,451,405	—	125,451,405
Purchased Option Contracts	3,569,524	—	—	3,569,524
Escrow Notes	—	—	1,678,598	1,678,598
Short-Term Investments	650,324,270	—	—	650,324,270
Forward Currency
Exchange Contracts**	—	793,774	—	793,774
Total	$2,885,693,741	$182,611,530	$188,332,594	$3,256,637,865

Liabilities
Short Common Stock*	$427,669,126	$—	$—	$427,669,126
Short Closed-End Funds	42,190,127	—	—	42,190,127
Written Option Contracts	40,422,525	—	—	40,422,525
Swap Contracts**	—	9,533,144	—	9,533,144
Total	$510,281,778	$9,533,144	$—	$519,814,922

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments at Fair Value	Level 1	Level 2	Level 3	Total

WCM Alternatives: Event-Driven Fund

Assets
Common Stocks*	$76,042,563	$3,034,800	$4,868,519	$83,945,882
Closed-End Funds	11,520,258	—	—	11,520,258
Preferred Stocks	998,630	—	—	998,630
Contingent Value Rights	—	—	2,135	2,135
Rights	—	18,750	—	18,750
Warrants	—	9,906	—	9,906
Corporate Bonds	—	11,376,664	—	11,376,664
Purchased Option Contracts	163,524	—	—	163,524
Escrow Notes	—	—	257,440	257,440
Forward Currency
Exchange Contracts**	—	58,444	—	58,444
Swap Contracts**	—	185,409	—	185,409
Total	$88,724,975	$14,683,973	$5,128,094	$108,537,042
Liabilities
Short Common Stock*	$18,163,387	$—	$—	$18,163,387
Short Closed-End Funds	1,897,603	—	—	1,897,603
Written Option Contracts	2,222,282	—	—	2,222,282
Swap Contracts**	—	1,152,274	—	1,152,274
Total	$22,283,272	$1,152,274	$—	$23,435,546

*	Please refer to the Schedules of Investments to view long/short common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by counterparty.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and ask prices, prices on comparable securities and other significant inputs. Level 3 securities are valued by brokers using broker quotes or such other pricing sources or data as are permitted by the Fund’s pricing procedures. At December 31, 2016, the value of these securities held by TMF and EDF were $188,332,594 and $5,128,094, respectively. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs as described in Note 2 A. The appropriateness of fair values for these securities is monitored by the Valuation Group on an ongoing basis.

For the year ended December 31, 2016, TMF and EDF transferred $185,723,846 and $4,868,519, respectively, from Level 1 investments to Level 3 investments due to Management pursuing appraisal rights resulting from corporate mergers. There were no transfers into or out of Level 2 investments during the year. Transfers are recorded at the end of the reporting period.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The Merger Fund
	Common	Contingent	Escrow	Total
Description	Stock	Value Rights	Notes	Investment
Balance as of December 31, 2015	$—	$1,144,234	$1,616,428	$2,760,662
Purchases on Investments	—	—	—	—
(Sales) of Investments	—	—	—	—
Transfers Into Level 3	185,723,846	—	—	185,723,846
(Transfers Out) of Level 3	—	—	—	—
Change in Unrealized
Appreciation (Depreciation)	—	(214,084)	62,170	(151,914)
Balance as of December 31, 2016	$185,723,846	$930,150	$1,678,598	$188,332,594

WCM Alternatives: Event-Driven Fund
	Common	Contingent	Escrow	Total
Description	Stock	Value Rights	Notes	Investment
Balance as of December 31, 2015	$—	$2,669	$—	$2,669
Purchases on Investments	—	—	294,386	294,386
(Sales) of Investments	—	—	—	—
Transfers Into Level 3	4,868,519	—	—	4,868,519
(Transfers Out) of Level 3	—	—	—	—
Change in Unrealized
Appreciation (Depreciation)	—	(534)	(36,946)	(37,480)
Balance as of December 31, 2016	$4,868,519	$2,135	$257,440	$5,128,094

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. The net change in unrealized appreciation (depreciation) on investments related to Level 3 securities held by TMF and EDF at December 31, 2016 totals $(151,914) and $(37,480), respectively.

Significant unobservable valuation inputs monitored by the Valuation Group under the supervision of the Board of Trustees for material Level 3 investments as of December 31, 2016 for both TMF and EDF are as follows:

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Merger Fund

	Fair Value at
	December 31,	Valuation	Unobservable
Description	2016	Technique	Input
Common Stock	$58,539,425	Discounted Cash	Discount Rates
		Flow Model	Terminal Value
			Cash Flow Projections
Common Stock	$127,184,421	Discounted Cash	Discount Rates
		Flow Model	Terminal Value
			Cash Flow Projections
WCM Alternatives: Event-Driven Fund
	Fair Value at
	December 31,	Valuation	Unobservable
Description	2016	Technique	Input
Common Stock	$995,684	Discounted Cash	Discount Rates
		Flow Model	Terminal Value
			Cash Flow Projections
Common Stock	$3,872,835	Discounted Cash	Discount Rates
		Flow Model	Terminal Value
			Cash Flow Projections

The tables above do not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2016, the value of these securities for TMF and EDF were $2,608,748 and $259,575, respectively. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.

B.	Federal Income Taxes

No provision for federal income taxes has been made since the Funds have complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid federal excise tax.

The Funds have reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2016, TMF’s open Federal and New York tax years include the tax years ended December 31, 2013 through December 31, 2016, and EDF’s open Federal and New York tax years include the tax years ended December 31, 2014 through December 31, 2016. The Funds have no tax examination in progress.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.	Transactions with Brokers

The Funds’ receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Funds do not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Funds are required by the brokers to maintain collateral for securities sold short. The receivable from brokers on the Statements of Assets and Liabilities represents the proceeds from securities sold short that is maintained at the broker. The Funds may maintain cash deposits at brokers beyond the receivables for short sales. The Funds may be required by the brokers with which it executes short sales to maintain an additional amount of collateral in a special tri-party custody arrangement for the benefit of the broker.

The Funds’ equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Funds are presented as deposits at brokers on the Statements of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities.

D.	Securities Sold Short

The Funds sell securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statements of Assets and Liabilities. The Funds will incur losses if the price of the security increases between the date of the short sale and the date on which the Funds purchase the securities to replace the borrowed securities. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds are liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Funds are required to pay to the lender any income earned, which is recorded as an expense by the Funds. The Funds segregate liquid assets in an amount equal to the market value of securities sold short, which is reflected in the Schedules of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

E.	Written Option Contracts

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds write (sell) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised.  These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Funds realize gains or losses from the sale of the underlying security.  When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.	Purchased Option Contracts

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds purchase put or call options for hedging purposes, volatility management purposes, or

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Funds purchase an option contract, an amount equal to the premiums paid is included in the Statements of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Funds. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

G.	Forward Currency Exchange Contracts

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. During the year ended December 31, 2016, the Funds used forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward currency exchange contracts obligating the Funds to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease.

These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.	Equity Swap Contracts

The Funds are subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. During the year ended December 31, 2016, the Funds entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Funds to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Funds to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus an agreed upon spread (generally between 25 to 100 basis points). A short equity swap contract obligates the Funds to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Funds to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR less an agreed upon spread (generally between 25 to 100 basis points). Refer to Note 2 A. for a pricing description.

The Funds may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Funds to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Funds are also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Funds to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Funds will realize gains or losses upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swap contracts are typically valued based on market quotations or pricing service evaluations for the underlying reference asset. The Valuation Group monitors the credit quality of the Funds’ counterparties and may adjust the valuation of a swap in the Valuation Group’s discretion due to, among other things, changes in a counterparty’s credit quality.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. These contracts may involve market risk in excess of

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

I.	Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at the end of each Fund’s fiscal year.

J.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include fluctuations in currency exchange rates and adverse political, cultural, regulatory, legal, tax, and economic developments as well as different custody and/or settlement practices or delayed settlements in some foreign markets. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.	Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences. Foreign currency held as cash by the Funds’ custodian is reported separately on the Statements of Assets and Liabilities and on the Statements of Operations.

L.	Cash and Cash Equivalents

The Funds consider highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statements of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

M.	Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds have not historically incurred material expenses in respect of those provisions.

N.	Security Transactions, Investment Income and Expenses

Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method. At December 31, 2016, expenses include $4,434,815 and $155,810 of borrowing expenses on securities sold short for TMF and EDF, respectively.

O.	Counterparty Risk

The Funds help manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Funds includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swaps contracts to the Funds includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options sold on an exchange expose the Funds to counterparty risk; however, they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

P.	The Right to Offset

Financial assets and liabilities, as well as cash collateral received by the Funds’ counterparties and posted are offset by the respective counterparty, and the net amount is reported in the Statements of Assets and Liabilities when the Funds believe there exists a legally enforceable right to offset the recognized amounts.

Q.	Derivatives

The Funds may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Funds’ respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Funds and may produce significant losses.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations. For the year ended December 31, 2016, each Fund’s monthly average quantity and notional value are described below:

The Merger Fund
	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	188,254	$31,190,610
Written Option Contracts	219,478	$51,439,512
Forward Currency Exchange Contracts	5	$213,419,357
Long Total Return Swap Contracts	11,624,982	$255,017,594
Short Total Return Swap Contracts	1,404,198	$37,186,868

WCM Alternatives: Event-Driven Fund
	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	12,042	$1,150,979
Written Option Contracts	12,995	$2,769,861
Forward Currency Exchange Contracts	7	$9,637,603
Long Total Return Swap Contracts	720,986	$23,585,455
Short Total Return Swap Contracts	80,518	$1,977,108

*	Purchased and written options present monthly average premiums and forward currency exchange contracts and total return swaps present monthly average notional value.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2016:

	Asset Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Purchased Option Contracts	Investments	$3,569,524
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	793,774
Total		$4,363,298

WCM Alternatives: Event-Driven Fund
Equity Contracts:
Purchased Option Contracts	Investments	$163,524
Swap Contracts	Receivables	185,409
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	58,444
Total		$407,377
	Liability Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Written Option Contracts	Written Option Contracts	$40,422,525
Swap Contracts	Payables	9,533,144
Total		$49,955,669

WCM Alternatives: Event-Driven Fund
Equity Contracts:
Written Option Contracts	Written Option Contracts	$2,222,282
Swap Contracts	Payables	1,152,274
Total		$3,374,556

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Statements of Operations
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$(53,754,164)	$100,019,735	$—	$13,063,152	$59,328,723
Foreign Exchange
Contracts	—	—	37,331,612	—	37,331,612
Total	$(53,754,164)	$100,019,735	$37,331,612	$13,063,152	$96,660,335

WCM Alternatives:
Event-Driven Fund
Equity Contracts	$(2,718,281)	$1,627,383	$—	$1,705,784	$614,886
Foreign Exchange
Contracts	—	—	1,392,606	—	1,392,606
Total	$(2,718,281)	$1,627,383	$1,392,606	$1,705,784	$2,007,492

*	The amounts disclosed are included in the realized gain (loss) on investments.

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$11,763,866	$(26,559,867)	$—	$(21,811,584)	$(36,607,585)
Foreign Exchange
Contracts	—	—	(2,432,410)	—	(2,432,410)
Total	$11,763,866	$(26,559,867)	$(2,432,410)	$(21,811,584)	$(39,039,995)

WCM Alternatives:
Event-Driven Fund
Equity Contracts	$113,009	$(871,912)	$—	$(1,710,890)	$(2,469,793)
Foreign Exchange
Contracts	—	—	(65,851)	—	(65,851)
Total	$113,009	$(871,912)	$(65,851)	$(1,710,890)	$(2,535,644)

*	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

Note 3 — AGREEMENTS
The Funds’ investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement between TMF and the Adviser dated as of January 1, 2011 (the “TMF Advisory Agreement”) and

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 3 — AGREEMENTS (continued)

pursuant to an investment advisory agreement between WCF, with respect to EDF, and the Adviser dated as of July 30, 2013 (the “EDF Advisory Agreement” and together with the TMF Advisory Agreement, the “Advisory Agreements”).

Under the terms of the TMF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of TMF’s average daily net assets. The Adviser has agreed until April 30, 2017 to reduce its advisory fee so that the advisory fee will be: (i) 1.0% on an annualized basis of the average daily net assets of TMF on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of TMF on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of TMF on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of TMF on net assets over $5.0 billion (the “TMF Fee Waiver Agreement”). Investment advisory fees waived by the Adviser on behalf of TMF for the year ended December 31, 2016 were $4,116,397.

Under the terms of the EDF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of EDF’s average daily net assets. The Adviser has contractually agreed until November 12, 2017 to waive its investment advisory fee and to reimburse EDF for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% for Institutional Class shares and 1.99% for Investor Class shares (the “EDF Expense Limitation Agreement”). Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses. To the extent that the Adviser waives its investment advisory fee for EDF and/or reimburses EDF for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed. For the year ended December 31, 2016, the Adviser reimbursed $5,319 of advisory fees to EDF.

Investment advisory fees waived and expenses reimbursed on behalf of EDF that are subject to potential recovery by the Adviser are shown in the following table by year of expiration.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 3 — AGREEMENTS (continued)

Year of Expiration	Potential Recovery
12/31/2017	$451,849
12/31/2018	$ 89,167
12/31/2019	$ 5,319

Each of the TMF Fee Waiver Agreement and the EDF Expense Limitation Agreement may be terminated at any time by such Fund’s Board of Trustees. Certain officers of the Funds are also officers of the Adviser. Each Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the relevant Fund’s Trustees who are not interested persons of the Adviser or such Fund or by a vote of a majority of the outstanding voting securities of such Fund.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, accountant, dividend paying agent and shareholder servicing agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees of each Fund has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
The Merger Fund	December 31, 2016		December 31, 2015
Investor Class	Shares	Amount	Shares	Amount
Issued	37,333,469	$573,783,416	74,453,909	$1,166,286,253
Issued as reinvestment
of dividends	271,281	4,253,698	2,726,064	41,708,780
Redeemed	(168,451,278)	(2,598,144,269)	(108,267,683)	(1,690,174,354)
Net Increase (Decrease)	(130,846,528)	$(2,020,107,155)	(31,087,710)	$(482,179,321)

	Year Ended		Year Ended
The Merger Fund	December 31, 2016		December 31, 2015
Investor Class	Shares	Amount	Shares	Amount
Issued	37,333,469	$573,783,416	74,453,909	$1,166,286,253
Issued as reinvestment
of dividends	271,281	4,253,698	2,726,064	41,708,780
Redeemed	(168,451,278)	(2,598,144,269)	(108,267,683)	(1,690,174,354)
Net Increase (Decrease)	(130,846,528)	$(2,020,107,155)	(31,087,710)	$(482,179,321)

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
Institutional Class	Shares	Amount	Shares	Amount
Issued	37,830,299	$582,506,131	33,945,525	$529,461,870
Issued as reinvestment
of dividends	366,625	5,712,011	614,723	9,368,350
Redeemed	(31,496,025)	(485,307,929)	(38,259,329)	(597,180,808)
Net Increase (Decrease)	6,700,899	$102,910,213	(3,699,081)	$(58,350,588)

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 4 — SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended		Year Ended
WCM Alternatives:	December 31, 2016		December 31, 2015
Event-Driven Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued	3,982,395	$38,316,375	10,713,173	$109,252,172
Issued as reinvestment
of dividends	98,571	968,948	305,573	2,933,500
Redeemed	(2,601,444)	(25,299,646)	(2,182,487)	(21,672,509)
Net Increase (Decrease)	1,479,522	$13,985,677	8,836,259	$90,513,163

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

TMF’s purchases and sales of securities for the year ended December 31, 2016 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions) in the aggregate were $5,324,022,743 and $5,863,625,575, respectively. EDF’s purchases and sales of securities for the year ended December 31, 2016 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions) in the aggregate were $254,425,872 and $216,328,418, respectively. There were no purchases or sales of U.S. Government securities for the Funds.

At December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
Cost of investments*	$3,188,975,665	$103,790,801
Gross unrealized appreciation	171,732,645	6,884,384
Gross unrealized depreciation	(104,864,219)	(2,381,996)
Net unrealized appreciation	$66,868,426	$4,502,388
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	(203,488,360)	(7,629,213)
Total accumulated losses	$(136,619,934)	$(3,126,825)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and constructive sales.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are primarily related to foreign currency transactions and swap treatment. These reclassifications have no effect on net assets or

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)

net asset value per share. For the year ended December 31, 2016, the following table shows the reclassifications made:

Accumulated Net
Realized Loss on
Investment, Securities
Sold Short, Written Option
Contracts Expired or
	Accumulated	Closed, Forward Currency
	Undistributed	Exchange Contracts,
	Net Investment	Swap Contracts and
	Income	Foreign Currency Translation	Paid-in Capital
The Merger Fund	$45,222,066	$(41,642,025)	$(3,580,041)
WCM Alternatives:
Event Driven Fund	$ 2,453,566	$ (1,827,084)	$ (626,482)

The tax components of dividends paid during the year ended December 31, 2016 and the year ended December 31, 2015 were as follows:

			WCM Alternatives:
	The Merger Fund		Event-Driven Fund
	2016	2015	2016	2015
Investor Class
Ordinary Income	$4,911,192	$43,804,709	N/A	N/A
Long-Term Capital Gains	—	—	N/A	N/A
Total Distributions Paid	$4,911,192	$43,804,709	N/A	N/A

	2016	2015	2016	2015
Institutional Class
Ordinary Income	$12,300,844	$20,040,418	$968,948	$2,933,500
Long-Term Capital Gains	—	—	—	—
Total Distributions Paid	$12,300,844	$20,040,418	$968,948	$2,933,500

TMF designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2016.

As of December 31, 2016, TMF and EDF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2016, TMF and EDF had post-October ordinary losses of $3,777,502 and $746,672, respectively.  As of December 31, 2016, TMF had no short term and $148,357,995 of long term capital loss carryover. As of December 31, 2016, EDF had $1,425,366 of short term and $1,830,739 of long term capital loss carryover.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of written option contracts during the year ended December 31, 2016 were as follows:

			WCM Alternatives:
	The Merger Fund		Event-Driven Fund
	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount
Options outstanding at December 31, 2015	490,028	$102,853,660	10,939	$2,525,448
Options written	1,218,399	269,371,153	74,351	15,415,040
Options closed	(932,601)	(214,416,918)	(53,538)	(11,211,224)
Options exercised	(331,922)	(77,528,113)	(14,878)	(3,335,093)
Options expired	(294,041)	(41,515,343)	(8,568)	(1,349,766)
Options outstanding at December 31, 2016	149,863	$38,764,439	8,306	$2,044,405

Note 7 — DISTRIBUTION PLAN

TMF has adopted an Amended and Restated Plan of Distribution (the “TMF Plan”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to TMF’s Investor Class shares. EDF has adopted a Plan of Distribution (the “EDF Plan” and together with the TMF Plan, the “Plans”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to EDF’s Investor Class shares. Under each Plan, the respective Fund will compensate broker dealers or other qualified institutions with whom the Fund has entered into a contract to distribute the Fund’s Investor Class shares. Under each Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the respective Fund’s Investor Class shares, which may be payable as a distribution fee or a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2016, TMF incurred $6,226,510 pursuant to the TMF Plan in respect of TMF’s Investor Class shares. As of December 31, 2016, EDF had no outstanding Investor Class shares. Each Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the relevant Fund’s Trustees, including a majority of the non-interested Trustees, or a majority of the relevant Fund’s outstanding Investor Class shares.

Note 8 — OFFSETTING ASSETS AND LIABILITIES

Each Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow each Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 8 — OFFSETTING ASSETS AND LIABILITIES (continued)

counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 8 — OFFSETTING ASSETS AND LIABILITIES (continued)

The Merger Fund

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount

Assets:
Description
Forward
Currency
Exchange
Contracts**	$846,812	$53,038	$793,774	$—	$—	$793,774
Swap
Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	4,050,011	4,050,011	—	—	—	—
	$4,896,823	$4,103,049	$793,774	$—	$—	$793,774
Liabilities:
Description
Written
Option
Contracts**	$40,422,525	$—	$40,422,525	$—	$40,422,525	$—
Forward
Currency
Exchange
Contracts**	53,038	53,038	—	—	—	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	13,416,962	4,050,011	9,366,951	—	9,366,951	—
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	166,193	—	166,193	—	166,193	—
	$54,058,718	$4,103,049	$49,955,669	$—	$49,955,669	$—

*	In some instances, the actual collateral received/pledged may be more than amount shown.
**	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts and prime broker for all written option contracts held by the Funds as of December 31, 2016.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 8 — OFFSETTING ASSETS AND LIABILITIES (continued)

WCM Alternatives: Event-Driven Fund

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward
Currency
Exchange
Contracts**	$64,327	$5,883	$58,444	$—	$—	$58,444
Swap
Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	111,219	111,219	—	—	—	—
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	207,540	22,131	185,409	—	—	185,409
	$383,086	$139,233	$243,853	$—	$—	$243,853
Liabilities:
Description
Written
Option
Contracts**	$2,222,282	$—	$2,222,282	$—	$2,222,282	—
Forward
Currency
Exchange
Contracts**	5,883	5,883	—	—	—	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	1,263,493	111,219	1,152,274	—	1,152,274	—
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	22,131	22,131	—	—	—	—
	$3,513,789	$139,233	$3,374,556	$—	$3,374,556	$—

*	In some instances, the actual collateral received/pledged may be more than amount shown.
**	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts and prime broker for all written option contracts held by the Funds as of December 31, 2016.

The Merger Fund and WCM Alternatives: Event-Driven Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2016

Note 9 — SUBSEQUENT EVENTS

Management has evaluated events and transactions occurring after December 31, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
The Merger Fund and WCM Alternatives: Event-Driven Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, of options written, of forward currency exchange contracts, and of swap contracts and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund and WCM Alternatives: Event-Driven Fund (hereafter referred to as the "Funds") as of December 31, 2016, the results of  each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York
February 24, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

Each year, the Board of Trustees of each of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund (together, the “Independent Trustees”), is required to determine whether to continue the advisory agreements for each of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund, respectively.  In October 2016, the Board and the Independent Trustees approved the continuation of The Merger Fund’s, The Merger Fund VL’s, and WCM Alternatives: Event-Driven Fund’s (each, a “Fund” and, together, the “Funds”) advisory arrangements with Westchester Capital Management LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period. A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. The Independent Trustees began their formal review process in the summer of 2016 by compiling a request for information that sought a wide range of information the Independent Trustees believed might be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees were assisted in compiling that information request by counsel to the Independent Trustees.

Following receipt of the Adviser’s response to the information request, the Independent Trustees evaluated all of the information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund.  Throughout the review process, the Independent Trustees were advised by their counsel. The Independent Trustees also discussed their obligations with respect to the continuation of the Agreements in a private session with their counsel.  The Independent Trustees and Board, in determining to approve the continuation of the Agreements did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The following summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, information about the personnel providing investment management services to the Funds, and information regarding the terms of the Adviser’s other advisory relationships.

The Board also requested and evaluated performance and expense information for other investment companies that were compiled and presented by Morningstar. During the review process, the Board held a telephonic meeting with representatives of Morningstar in which the Board received information regarding the methodology used in compiling Morningstar’s report and the process for how each Fund’s peer group was determined. The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.  After consideration of all of the information presented to them, the Board concluded that they had received all of the information they believed was reasonably necessary to assess the terms of each Agreement and determine whether to renew each Agreement.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering whether to continue the Agreements for an additional year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser. The Trustees considered the scope and quality of services provided by the Adviser under the Agreements, and noted that the scope of work required of the Adviser to perform the contracted-for services had expanded over time as a result of regulatory and other developments.  In this respect, the Board also considered the oversight functions performed

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

by officers of the Funds who were supplied by and employees of the Adviser and compensated by the Adviser. The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds. The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser was among a limited number of investment advisers with a long track record managing merger arbitrage and event-driven strategies within the context of a registered mutual fund. The Board and the Independent Trustees considered the complexity of managing the Funds’ strategies relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the non-portfolio management services provided to the Funds by the Adviser in support of the Funds’ operations.  The Trustees also considered the personnel that had been retained by the Adviser over recent years to maintain and potentially improve the level of services provided to the Funds.

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment strategies over the one-, three-, five- and ten-year periods (where applicable) ended June 30, 2016.  The Board considered that The Merger Fund VL ranked in the second or first quartile among its limited number of peers for the three-, five-, and ten-year periods ended June 30, 2016, while performing in the third quartile of its limited peer group for the one-year period ended June 30, 2016. The Board also considered that while The Merger Fund ranked in the third or fourth quartile of its peer group in Morningstar’s report for each of the one-, three-, and ten-year periods ended June 30, 2016, it ranked in the second quartile for the five-year period ended June 30, 2016, and the Adviser had provided information evidencing that Fund’s outperformance of the S&P Merger Arbitrage Index over the one-, three, five, and ten-year periods ending August 31, 2016. The Board also considered that WCM Alternatives: Event-Driven Fund ranked in the second quartile of its

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

Morningstar peer group for the one-year period ended June 30, 2016 and at the median of its peers.  In all of their evaluations of relative performance, the Trustees noted that Morningstar’s report included a relatively small number of peer funds for comparison, especially over longer-term periods, due to the limited number of registered mutual funds pursuing merger-arbitrage and/or event-driven investment strategies.  At the request of the Independent Trustees, Morningstar also provided for the Board’s October 2016 meeting, updated performance information for the Funds through September 30, 2016, which the Trustees also reviewed and considered.  In their evaluation of each Fund’s performance, including each Fund’s relatively lower levels of absolute performance over recent periods, the Trustees also considered, among other things, information the Adviser had provided regarding the market conditions affecting merger-arbitrage strategies generally; the prevailing low interest rate environment generally and the Funds’ historical relationship to interest rates; and that the Adviser had continued to deliver low volatility returns, with relatively low levels of correlation to the equity markets.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied with the nature, extent and quality of the services provided by the Adviser and that each Fund’s performance record supported the renewal of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Morningstar, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds. They considered the Funds’ advisory fees relative to their peer groups. In this regard, the Independent Trustees noted that each Fund’s net advisory fees and net operating expenses, after taking into account any expense limitation arrangements or advisory fee waivers, remained competitive with its peers. The Independent Trustees noted The Merger Fund’s net advisory fees and net operating expenses (Investor Class) were below the median of its peer group, that The Merger Fund VL’s and WCM Alternatives: Event-Driven Fund’s net advisory fees were at or near their respective peer group medians and that The Merger Fund VL’s net operating expenses were below its peer group median.  The Trustees noted that WCM Alternatives: Event-Driven Fund’s net operating expenses were above the median of its peer group, though in line with a number of its peers.

The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment strategies similar to the Funds, including where an account is subject to a

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

performance-based fee. The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients. In this regard, the Adviser noted that the services provided to these other clients typically consist nearly exclusively or primarily of portfolio management services. The Adviser described the additional level of services provided to the Funds under the terms of the Funds’ advisory arrangements or otherwise, such as supplying Fund management, general coordination of the Funds’ other service providers, the provision of middle and back office support functions, provision of certain compliance and regulatory functions, and quarterly preparation and attendance of meetings with the Board, as well as the greater financial obligations and entrepreneurial risks the Adviser undertakes in respect of sponsoring a registered investment company. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution expenses and taxes) of the Adviser’s relationship with each Fund. The Board noted that, in reporting on its profitability, the Adviser had included an estimated expense for compensation of the Funds’ portfolio managers because the Funds’ portfolio managers are principal owners of the Adviser and do not receive a salary or bonus. The Board noted that the Adviser would have incurred significant compensation expense if it instead had to hire equivalently qualified portfolio managers to perform the services performed by the owners, which costs would significantly reduce the Adviser’s profitability.  In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were imprecise. The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information for peer advisers often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital. The Independent Trustees concluded that the Adviser’s profitability with

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

respect to The Merger Fund may be relatively high in comparison to other mutual funds, but they noted that the Adviser was among a limited number of investment advisers with an extensive history of providing competitive merger-arbitrage portfolio management services within a registered investment company vehicle and that the Fund’s net advisory fees and net operating expenses remained below its limited number of close peers.

In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds. The Board and the Independent Trustees concluded within the context of their overall conclusions regarding each of the Agreements that the Adviser’s level of profitability from its relationship with each Fund was not excessive in light of, among other things, the Funds’ competitive advisory fees and expense ratios. The Trustees also considered that the Adviser proposed to continue to apply waivers to The Merger Fund’s advisory fee that generally had the effect of breakpoints in the Adviser’s advisory fee and to continue the expense limitation agreements applicable to The Merger Fund VL and WCM Alternatives: Event-Driven Fund, in each case for an additional one-year period. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Funds’ Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years

Interested Trustees

Roy D. Behren*	Co-President,	Indefinite;	Co-Portfolio Manager	3	None
Westchester Capital	Treasurer and	since 2011	and Co-President
Management, LLC	Trustee	for TMF	of Westchester Capital
100 Summit Lake Drive		and	Management, LLC,
Valhalla, NY 10595		since	the Fund's Adviser,
Year of Birth: 1960		inception	since 2011.
for EDF

Michael T. Shannon*	Co-President	Indefinite;	Co-Portfolio Manager	3	None
Westchester Capital	and	Co-	and Co-President of
Management, LLC	Trustee	President	Westchester Capital
100 Summit Lake Drive		since 2011	Management, LLC, the
Valhalla, NY 10595		and	Fund’s Adviser, since
Year of Birth: 1966		Trustee	2011.
since
2014 for
TMF and
since
inception
for EDF

Non-Interested Trustees

Barry Hamerling	Independent	Indefinite;	Managing Partner of	3	Trustee of
c/o Westchester	Trustee	since	Premium Ice Cream of		AXA Premier
Capital		2007	America since 1995.		VIP Trust
Management, LLC		for TMF	Managing Partner of
100 Summit Lake Drive		and since	B&J Freeport since 1990.
Valhalla, NY 10595		inception	Managing Partner of
Year of Birth: 1946		for EDF	Let-US Creations from
1999 to 2011.

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years

Richard V. Silver	Independent	Indefinite;	Consultant with AXA	3	None
c/o Westchester	Trustee	since	Equitable Life Insurance
Capital		2013	Company from May
Management, LLC		for TMF	2012 to April 2013.
100 Summit Lake Drive		and since	Senior Executive Vice
Valhalla, NY 10595		inception	President, Chief Legal
Year of Birth: 1955		for EDF	Officer and Chief
Administrative Officer
of AXA Equitable Life
Insurance Company from
February 2010 to April
2012.

Christianna Wood	Independent	Indefinite;	Chief Executive Officer	3	Director of
c/o Westchester	Trustee	since	and President of Gore		H&R Block
Capital		2013	Creek Capital, Ltd. since		Corporation;
Management, LLC		for TMF	August 2009.		Director of
100 Summit Lake Drive		and since			International
Valhalla, NY 10595		inception			Securities
Year of Birth: 1959		for EDF			Exchange;
Director of
Grange
Insurance

Officers

Bruce Rubin	Vice	One-year	Chief Operating Officer	N/A	N/A
Westchester Capital	President,	terms;	of Westchester Capital
Management, LLC	Chief	since 2010	Management, LLC, the
100 Summit Lake Drive	Compliance	for TMF	Fund's Adviser.
Valhalla, NY 10595	Officer and	and since
Year of Birth: 1959	Anti-Money	inception
	Laundering	for EDF
Compliance
Officer

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years
Abraham Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		terms;	Westchester Capital
Management, LLC		since 2012	Management, LLC, the
100 Summit Lake Drive		for TMF	Fund’s Adviser since
Valhalla, NY 10595		and since	2011.
Year of Birth: 1975		inception
for EDF

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds or of the Funds’ investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Funds’ investment adviser, Westchester Capital Management, LLC, and because they are officers of the Funds.

**	The fund complex consists of TMF, The Merger Fund VL and EDF.

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2016, certain dividends paid by TMF may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2016 was 100.00% for TMF and 100.00% for EDF.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2016 was 100.00% for TMF and 100.00% for EDF.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2016 was 0.00% for TMF and 0.00% for EDF.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds generally votes proxies relating to portfolio securities may be obtained without charge by calling the Funds’ Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Merger Fund and WCM Alternatives: Event-Driven Fund
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

 (This Page Intentionally Left Blank.)

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant,
Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Trustees
Roy Behren
Michael T. Shannon
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY  10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY  10017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith. The registrant also undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Barry Hemerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$44,075	$44,075
Audit-Related Fees	$ -	$ -
Tax Fees	$12,225	$12,225
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant's Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Westchester Capital Funds

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date    March 3, 2017

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date    March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date    March 3, 2017

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date    March 3, 2017

* Print the name and title of each signing officer under his or her signature.